UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MIDWEST ENERGY EMISSIONS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MIDWEST ENERGY EMISSIONS CORP.

1810 Jester Drive

Corsicana, Texas 75109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 5, 2023

To the Stockholders of Midwest Energy Emissions Corp.:

The annual meeting of stockholders (the “Annual Meeting”) of Midwest Energy Emissions Corp. (the “Company”) will be held exclusively online via the Internet on Tuesday, December 5, 2023, at 10:00 a.m. Eastern Time. The purposes of the meeting are:

1. To elect four director nominees listed in the accompanying Proxy Statement, to hold office until their successors have been elected and qualified or until the earlier of their resignation or removal (Proposal 1);

2. To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal 2);

3. To approve, on an advisory basis, the compensation of our named executive officers (Proposal 3);

4. To approve the Company’s Amended and Restated 2014 Equity Incentive Plan and the Company’s Amended and Restated 2017 Equity Incentive Plan (Proposal 4); and

5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on October 23, 2023 as the record date (the “Record Date”) for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be presented exclusively online at www.virtualshareholdermeeting.com/MEEC2023. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions to management during the Annual Meeting by visiting the aforementioned website.

You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free 1-800-690-6903 and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access www.proxyvote.com and follow the steps outlined on the secure website.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote in accordance with the instructions in the Notice or by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.

This Notice and Proxy Statement are dated November 3, 2023 and are first being mailed to shareholders on or about November 3, 2023. Please note that this Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are also available at http://www.me2cenvironmental.com.

Corsicana, Texas Dated: November 3, 2023	BY ORDER OF THE BOARD OF DIRECTORS, CHRISTOPHER GREENBERG Chairman of the Board

MIDWEST ENERGY EMISSIONS CORP.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on December 5, 2023

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MIDWEST ENERGY EMISSIONS CORP.

1810 Jester Drive

Corsicana, Texas 75109

(614) 505-6115

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Midwest Energy Emissions Corp. (“we,” “us,” the “Company,” or “ME2C Environmental”), which will be held on Tuesday, December 5, 2023, at 10:00 a.m. Eastern Time virtually via the Internet at www.virtualshareholdermeeting.com/MEEC2023.

By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically, and submit your questions to management during the Annual Meeting. You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free 1-800-690-6903 and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access www.proxyvote.com and follow the steps outlined on the secure website.

In addition to receiving printed copies, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) are also available to stockholders at http://www.me2cenvironmental.com.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

•	Proposal 1: To elect four director nominees listed in this Proxy Statement, to hold office until their successors have been elected and qualified or until the earlier of their resignation or removal;

•	Proposal 2: To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2023;

•	Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers; and

•	Proposal 4: To approve the Company’s Amended and Restated 2014 Equity Incentive Plan and the Company’s Amended and Restated 2017 Equity Incentive Plan ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2023.

Our “named executive officers” in this Proxy Statement, as determined under applicable SEC rules for smaller reporting companies like the Company, are: Richard MacPherson, our President and Chief Executive Officer; John Pavlish, our Senior Vice President; and James Trettel, our Vice President of Operations.

Questions and Answers about the Annual Meeting

                Please see “Questions and Answers about the Annual Meeting” beginning on page 2 for important information about the proxy materials, voting and the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned shares of ME2C Environmental common stock as of October 23, 2023, the record date for the Annual Meeting, and our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

How do I attend the Annual Meeting online?

We will host the Annual Meeting exclusively live online. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/MEEC2023. To enter the Annual Meeting, you will need the password included in your Notice or your proxy card. Additional instructions on how to attend and participate online are posted at www.virtualshareholdermeeting.com/MEEC2023.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, 94,298,372 shares of our common stock were outstanding.  All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each share of common stock is entitled to one vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for 10 days before the meeting at our principal place of business, 1810 Jester Drive, Corsicana, Texas 75109, between the hours of 9:00 a.m. and 5:00 p.m. local time. In addition, during the Annual Meeting that list of stockholders will be available for examination at www.virtualshareholdermeeting.com/MEEC2023.

How do I vote at the Annual Meeting?

If on the record date your shares were registered directly in your name with our transfer agent, Transfer Online, Inc., then you are a stockholder of record. Stockholders of record may vote by mail, by using the Internet, or by telephone, as described below. Stockholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.

•	You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on December 4, 2023.

•	You may vote by using the Internet. The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on December 4, 2023, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded. You may also vote by using the Internet during the Annual Meeting.

•	You may vote by telephone. The toll-free telephone number is 1-800-690-6903. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on December 4, 2023. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

When you vote by any of the above methods, you appoint Richard MacPherson, our President and Chief Executive Officer, and Christopher Greenberg, our Chairman of the Board, as your representatives (or proxyholders) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxyholders will vote your shares at the Annual Meeting as you have instructed them.

In addition, the proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

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If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card, Notice, or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•	You may submit a subsequent proxy by mail with a later date, by using the Internet, or by telephone;

•	You may deliver a written notice that you are revoking your proxy to the Secretary of ME2C Environmental at 1810 Jester Drive, Corsicana, Texas 75109; or

•	You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many votes do you need to hold the Annual Meeting?

Under our bylaws, a quorum will be present if the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is represented in person or by proxy at the Annual Meeting. Under Delaware law, if the board of directors of a company so authorizes, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a stockholders meeting. The Board has so authorized. On the record date, there were 94,298,372 shares of common stock outstanding and entitled to vote. Therefore, for us to have a quorum, shares entitled to 47,149,187 votes must be represented by stockholders present at the Annual Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

•	Proposal 1: To elect four director nominees listed in this Proxy Statement, to hold office until their successors have been elected and qualified or until the earlier of their resignation or removal;

•	Proposal 2: To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2023;

•	Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers; and

•	Proposal 4: To approve the Company’s Amended and Restated 2014 Equity Incentive Plan and the Company’s Amended and Restated 2017 Equity Incentive Plan.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

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What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet, or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. Brokers, banks, or other nominees who hold shares of our common stock or preferred stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. We believe Proposal 2 is the only routine matter in this Proxy Statement. Therefore, we believe your broker will have the discretion to vote your shares on Proposal 2 but will not have discretion to vote your shares on Proposals 1, 3 and 4. We strongly encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted in accordance with your instructions at the Annual Meeting.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1: Election of directors.

With respect to the election of the nominees for director, you may:

•	vote FOR the election of the four nominees for director;
•	WITHHOLD your vote for the four nominees for director; or
•	vote FOR the election of the four nominees for director except a particular nominee(s).

Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning the nominees who are properly nominated in accordance with our bylaws and receive the four highest FOR votes will be elected. Only votes cast FOR a nominee will be counted. An instruction to WITHHOLD authority to vote for a nominee will result in the nominee receiving fewer votes but will not count as a vote against the nominee. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Proposal 2:  To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2023.

Proposal 3:  To approve, on an advisory basis, the compensation of our named executive officers.

Proposal 4:  To approve the Company’s Amended and Restated 2014 Equity Incentive Plan and the Company’s Amended and Restated 2017 Equity Incentive Plan.

You may vote FOR or AGAINST or ABSTAIN from voting on each of Proposal 2, Proposal 3 and Proposal 4. For each proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the Proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote FOR each director nominee, and FOR Proposals 2, 3 and 4.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•	Proposal 1: FOR the election of each nominee for director;
•	Proposal 2: FOR the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2023;
•	Proposal 3: FOR the approval, on an advisory basis, the compensation of our named executive officers; and
•	Proposal 4: FOR the approval of the Company’s Amended and Restated 2014 Equity Incentive Plan and the Company’s Amended and Restated 2017 Equity Incentive Plan.

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Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

How do I attend the virtual Annual Meeting?

We are hosting the Annual Meeting exclusively online at www.virtualshareholdermeeting.com/MEEC2023. The Notice includes instructions on how to participate in the Annual Meeting and how to vote your shares of our capital stock by attending the virtual Annual Meeting via the Internet. You will need to enter you will need the password included in your Notice or your proxy card to enter the Annual Meeting via the online web portal. By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically, and submit your questions to management during the Annual Meeting.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors, and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors, and employees will not be paid any additional compensation for soliciting proxies. In addition, we may also retain one or more third parties to aid in the solicitation of brokers, banks, and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.

How can I find ME2C Environmental’s proxy materials on the Internet?

This Proxy Statement is available at our corporate website at http://www.me2cenvironmental.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement is available on our investor relations website located at http://www.me2cenvironmental.com. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future proxy materials and annual reports on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our Annual Meetings and will give you an automatic link to the proxy voting site.

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PROPOSAL 1: ELECTION OF DIRECTORS

General

The Board is currently composed of four directors.  Our current directors are Richard MacPherson, Christopher Greenberg, David M. Kaye and Troy Grant.  There are no family relationships among any of our directors or executive officers.

Nominees for Election as Directors at the Annual Meeting

This year’s nominees for election to the Board as directors, each to hold office until their successors have been elected and qualified or until the earlier of their resignation or removal, are Richard MacPherson, Christopher Greenberg, David M. Kaye and Troy Grant. Each of the nominees is currently a member of our Board and has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

Name	Age	Positions and Offices Held with the Company	Director Since
Richard MacPherson	68	President, Chief Executive Officer, Secretary, Director	2011
Christopher Greenberg	57	Chairman of the Board, Director	2013
David M. Kaye	69	Director	2019
Troy Grant	50	Director	2023

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our directors. The four nominees receiving the most FOR votes among votes properly cast at the Annual Meeting will be elected to the Board as directors. You may vote FOR or WITHHOLD on each nominee for election as director. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of Mr. MacPherson, Mr. Greenberg, Mr. Kaye and Mr. Grant to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

The Board unanimously recommends that you vote FOR the election of

Richard MacPherson, Christopher Greenberg, David M. Kaye and Troy Grant to the Board.

Below is additional information about each of the nominees as of the date of this Proxy Statement, including business experience, public company director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes, or skills that caused our Board to determine that such person should continue to serve as one of our directors.

Richard MacPherson has been a Director of the Company since June 2011, has served as President and Chief Executive Officer of the Company since March 2015 and was appointed as Secretary of the Company in June 2023.  Mr. MacPherson is the founder of MES, Inc. (current subsidiary and operating company of the Company) and had been its Chief Executive Officer from 2008 until 2011. From 2011 to March 2015, Mr. MacPherson served as Vice President of Business Development of the Company. Since 2008, Mr. MacPherson has worked with industry leading scientists and engineers to bring the Company’s technology from the R&D phase, through multiple product development stages, to the final commercialization phase, acting as the lead on all required initiatives and activities. He has been a senior-level executive in the services industry for over 25 years. Mr. MacPherson brings extensive start-up and business development knowledge, applied and proven through his corporate experience throughout the United States and Canada. He has worked in multiple industries, such as electric utilities, communications, and marketing, as well as in several entrepreneurial ventures in the communications, hospitality, geological, and real estate development industries.  We believe that Mr. MacPherson’s deep experience in business and strong leadership skills, coupled with being the founder of our operating subsidiary and his extensive knowledge of our technology, qualifies him to serve on our board.

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Christopher Greenberg has been a director of the Company since June 2013 and Chairman of the Board since December 2014. Beginning in 1997, Mr. Greenberg and his wife co-owned multiple Express Employment Professionals franchises. Express Employment Professionals is a staffing agency that provides full time and temporary job placement, human resources services and consulting. In 2003, Mr. Greenberg and his wife co-founded Global Safety Network, which grew into a leading, national provider of workforce risk management solutions. Mr. Greenberg served as its Chief Executive Officer from 2003 to May 2021.  In 2015, Mr. Greenberg and his wife also co-founded Greenberg Enterprises, which provides business management and consulting services.  Global Safety Network was sold in June 2022 and their final Express Employment Professionals franchise was sold in January 2023.  These recent business sales have enabled Mr. Greenberg to devote additional time towards the growth of Greenberg Enterprises and its related entities.  As an entrepreneur and operating Executive, Mr. Greenberg has demonstrated his ability to lead diverse professional teams to higher levels of achievement in a variety of highly competitive industries, cutting-edge markets, and fast-paced environments.  He has strong business and technical qualifications with a track record of more than 30 years of hands-on experience in strategic planning, business development, project management, mergers and acquisitions, and partnerships.  We believe that Mr. Greenberg’s deep experience in business, along his strong entrepreneurial and executive management background, qualifies him to serve on our board.

David M. Kaye has been a director of the Company since June 2019 and acted as Secretary from December 2019 to June 2023. Mr. Kaye is an attorney and has been a partner in the law firm of Kaye Cooper Kay & Rosenberg, LLP, located in Roseland, New Jersey, since the firm’s inception in February 1996. Since 1980, Mr. Kaye has been a practicing attorney in the New York City metropolitan area specializing in business, corporate, and securities matters. From March 2006 to June 2011, Mr. Kaye was a director of China Youth Media, Inc., resigning from such position effective with the merger between the Company with MES, Inc. which was completed in June 2011. From December 2000 to October 2009, Mr. Kaye also served on the Board of Directors of Dionics, Inc. Mr. Kaye received his B.A. from George Washington University (1976) and his J.D. from the Benjamin N. Cardozo School of Law, Yeshiva University (1979).  We believe that Mr. Kaye’s deep experience in business and transactional matters and working with public companies qualifies him to serve on our board.

Troy Granthas been a director of the Company since May 2023. Mr. Grant, a graduate from St. Francis Xavier University with a Bachelor of Commerce degree, has extensive experience in investment financing, predominantly focusing on raising significant funding across global platforms and management of strategic operations. For the past 10 years, his career has been dedicated to his role as Chief Executive Officer (CEO) with Elcora Advanced Materials Corp. (TSXV: ERA). Elcora was founded in 2011 and has been successfully structured as a vertically integrated battery material company with mining assets in Sri Lanka and Morocco. As CEO, in addition to responsibility for the overall strategic operations, including exploration, business development and implementation of the company vision, Mr. Grant works diligently to raise equity and advance assets. Mr. Grant also currently serves as a director and member of the Audit Committee of several publicly listed companies, including Elcora Advanced Materials Corp., i3 Interactive Inc. (CSE: BETS), Auxly Cannabis Group Inc. (TSX: XLY), and Cleantech Power Corp. (formerly, Alkaline Fuel Cell Power Corp.) (NEO: PWWR).  We believe Mr. Grant’s deep public company experience in Canada and his strong background in business and investment financing qualifies him to serve on our board.

CORPORATE GOVERNANCE

Board of Directors

The Board of Directors has a stewardship responsibility to supervise the management of and oversee the conduct of the business of the Company, provide leadership and direction to management, evaluate management, set policies appropriate for the business of the Company and approve corporate strategies and goals. The day-to-day management of the business and affairs of the Company is delegated by the Board of Directors to the executive officers of the Company. The Board of Directors gives direction and guidance through the CEO to management and keeps management informed of its evaluation of the executive officers in achieving and complying with goals and policies established by the Board of Directors.

The Board of Directors exercises its independent supervision over management by its policies that (a) periodic meetings of the Board of Directors be held to obtain an update on significant corporate activities and plans; and (b) all material transactions of the Company are subject to prior approval of the Board of Directors. To facilitate open and candid discussion among its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Company.

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Composition of Our Board of Directors

Our Board currently consists of four members.  There are no contractual obligations regarding the election of our directors.  We do not currently have a standing nominating committee and the functions of identifying, evaluating, and selecting candidates for the Board are performed by the Board as a whole. The Board will, from time to time, assesses potential candidates to fill perceived needs on the Board based on required skills, expertise, independence and other factors. In considering whether to nominate any particular candidate for election to the Board, the Board uses various criteria to evaluate each candidate, including the candidate’s ability to further the interest of the stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business, understanding of the competitive landscape, professional and personal experiences, and expertise relevant to our growth strategy. The Board does not set specific minimum qualifications or assign specific weights to particular criteria and no particular criterion is a prerequisite for a prospective nominee.  Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

Director Independence

The Board consists of four members, three of whom are viewed as being independent within the meaning of Canadian National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”).  For this purpose, a director is independent if he or she has no direct or indirect “material relationship” with the Company, as defined in NI 58-101. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment. An individual who has been an employee or executive officer of the Company within the last three years is considered to have a material relationship with the Company.  Christopher Greenberg, David M. Kaye and Troy Grant are independent for the purposes of NI 58-101. Richard MacPherson is not independent for the purposes of NI 58-101 as he is also an executive officer of the Company.

In addition, although our securities are not listed on any U.S. national securities exchange, the Board has also determined that Christopher Greenberg, David M. Kaye and Troy Grant qualify as independent within the meaning of Section 303A.02 of the NYSE Listed Company Manual.

Audit Committee

The Audit Committee is comprised of Christopher Greenberg, David M. Kaye, and Troy Grant. The Audit Committee’s charter requires that such committee shall consist of no fewer than three directors. Each member of the Audit Committee shall be an independent director of the Company if required to satisfy the independence requirements of any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements.  If the Company’s securities are listed on the TSXV, a majority of the members of the Audit Committee must be individuals who are not officers, employees, or control persons of the Company, or any of its associates or affiliates. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of the Company and its subsidiaries, our internal control and disclosure control system, and the audits of our financial statements. In this regard, the Audit Committee shall approve our retention of independent auditors and pre-approve any audit or non-audit services performed by them. It shall review with such accountants the arrangements for, and the scope of, the audit to be conducted by them. It also shall review with the independent accountants and with management the results of audits and various other financial and accounting matters affecting us.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, of any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board, at least one member of the Audit Committee shall be a “financial expert”, as defined by applicable rules of the Securities and Exchange Commission and such securities exchange or market on which the Company’s securities are traded.

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The full text of our audit committee charter is posted on the investor relations portion of our website at http://www.me2cenvironmental.com. We do not incorporate the information contained on, or accessible through, our corporate website into this report, and you should not consider it a part of this report.

Other Committees

The Board of Directors has no committees at the present time other than the Audit Committee.

 Board Meetings and Attendance

The Board held ten formal meetings in 2022. In addition, the Board took action by unanimous written consent and met informally on other occasions during such period. Each current member of the Board, who was then serving, attended 100% of the meetings held during 2022.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual stockholder meetings. We did not hold an annual stockholders meeting in 2022.

Separation of CEO and Chairman Roles

The Board does not have a formal policy regarding the separation of the roles of CEO and Chairman of the Board as the Board believes it is in the best interest of the Company and our stockholders to make that determination based on the position and direction of the Company and the membership of the Board. At this time, the Board has determined that separating the role of Chairman from the role of CEO is in the best interest of the Company and our stockholders. This structure permits our President and CEO to devote more time to focus on the strategic direction and management of our day-to-day operations.

Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The full Board, or the committees, if any, appointed by the Board, shall regularly review enterprise-wide risk management, which includes treasury risks, financial and accounting risks, legal and compliance risks, and other risk management functions.

Ethical Business Conduct

Directors of Delaware corporations are subject to the fiduciary duties of care and loyalty which includes the subsidiary duties of good faith, oversight and disclosure.  The Board of Directors has found that the fiduciary duties placed on individual directors by applicable laws and legal requirements have helped to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

In addition, the Board of Directors has adopted a written code of ethics and business conduct (the “Code of Conduct”), which outlines a set of ethical standards by which each director, officer and employee of the Company should conduct his or her business. The objective of the Code of Conduct is to provide guidelines for maintaining our commitment to honesty, integrity, and ethical behavior. The Code of Conduct addresses conflicts of interest, protection of our assets, confidentiality, fair dealing with customers, suppliers, competitors and employees, insider trading, compliance with laws, and reporting any illegal or unethical behavior. As part of the Code of Conduct, any person subject to the Code of Conduct is required to avoid or fully disclose interests or relationships that are harmful or detrimental to our best interests or that may give rise to real, potential, or the appearance of conflicts of interest. Our Board of Directors will have ultimate responsibility for the stewardship of and monitoring compliance with the Code of Conduct. Directors, officers, and employees may be required periodically to review the Code of Conduct and acknowledge in writing their understanding of and compliance with the Code.  Our Code of Business Conduct and Ethics reflects the foregoing principles. A copy of the Code of Conduct is available free of charge to any person on written or telephone request to Midwest Energy Emissions Corp., 1810 Jester Drive, Corsicana, Texas 75109 or (614) 505-6115.

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We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the code of ethics and business conduct applicable to our Chief Executive Officer and Chief Financial Officer by posting such information on our website http://www.me2cenvironmental.com.

Financial Experts

The Board of Directors has not appointed any directors as “audit committee financial experts” as defined under Item 407 of Regulation S-K promulgated pursuant to the Securities Exchange Act of 1934, as amended, insofar that our common stock is not presently a listed security in the United States.

EXECUTIVE OFFICERS

The following table provides the name, age, and position of each of our executive officers as of the record date. Certain biographical information for each executive officer follows the table.

Name	Age	Position
Richard MacPherson	68	President and Chief Executive Officer, Secretary, Director
John Pavlish	64	Senior Vice President and Chief Technology Officer
James Trettel	55	Vice President of Operations

Richard MacPherson — For biographical information about Mr. MacPherson, see “Proposal 1: Election of Directors”.

John Pavlish has been Senior Vice President and Chief Technical Officer of the Company since November 2014. Prior to joining the Company, Mr. Pavlish was a Senior Research Advisor and the Director of the Center for Air Toxic Metals at the Energy & Environmental Research Center in Grand Forks, North Dakota. He has over 25 years of mercury-related experience and is regarded as an international expert on the topic of mercury. His primary areas of interest and expertise include research, technical consultation, and development of mercury control technologies, in particular, for coal combustion and gasification systems. He is an inventor of a number of patented mercury control technologies and has years of experience in development and testing of these technologies for commercial application. Over the last 20 years, he has spent much of his time evaluating the efficacy of a number of different mercury control technologies/approaches and their cost-competitiveness in the commercial market. Mr. Pavlish also has years of power plant experience and has worked for engineering/consulting company Black & Veatch, where he served as Unit Leader/System Engineer. Mr. Pavlish is a professional engineer, a member of the American Society of Mechanical Engineers, and a member of the Air & Waste Management Association. He serves on numerous professional and technical committees and is a U.S. Representative on the Mercury Emissions from Coal International Experts Working Group on Reducing Emissions from Coal and a member of the United Nations Environment Programme Global Mercury Partnership, Reduction of Mercury Releases from Coal Combustion. Mr. Pavlish has published over 200 papers, articles, and reports on various mercury-related topics and issues.

James Trettel has been Vice President of Operations since January 2014. Mr. Trettel possesses over 25 years of experience in the dry bulk material handling industry. During 2012 and 2013, he was the owner and operator of Solid Foundation Services, LLC, a firm specializing in deep foundation installations for the gas and oilfield industry, while providing technical consulting services to the Company. Prior to 2012, he provided project management and engineering duties for numerous multi-million dollar turn-key contracts while employed at Advanced Bulk and Conveying Inc. starting in 2004. Additionally, Mr. Trettel has overseen day to day operations for 14 years as the VP of J&B Industrial Sales Company Inc. of sales, systems, and engineering organization specializing in bulk material handling. Mr. Trettel has extensive field experience with systems operating in a large variety of industry sectors including coal fired utilities. Mr. Trettel graduated Cum Laude with a B.S. degree in Mechanical Engineering.

Election of Officers

Our executive officers are currently elected by the Board on an annual basis and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

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EXECUTIVE COMPENSATION

The following discussion relates to the compensation of our named executive officers, as determined under applicable SEC rules for smaller reporting companies like us, for the years ended December 31, 2022 and 2021, consisting of Richard MacPherson, our President and Chief Executive Officer, John Pavlish, Senior Vice President, and James Trettel, Vice President of Operations.

Fiscal Year 2022 and 2021 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (4)	Option Awards ($) (4)	All Other Compensation ($) (5)	Total ($)
Richard MacPherson, President and Chief Executive Officer, Director (1)	2022 2021	$411,667 $395,000	- -	$70,667 -	- $307,050	$31,680 $48,886	$514,014 $750,936
John Pavlish, Senior Vice President (2)	2022 2021	$330,000 $330,000	- -	- -	$69,838 $204,700	$14,300 $14,384	$414,138 $552,084
James Trettel, Vice President of Operations (3)	2022 2021	$316,667 $300,000	- -	- -	$159,279 $204,700	$12,200 $11,600	$488,146 $516,300

(1)

Mr. MacPherson was appointed President and Chief Executive Officer in March 2015.  From January 1, 2017 to October 31, 2022, Mr. MacPherson’s annual base salary was $395,000. Since November 1, 2022, Mr. MacPherson’s annual base salary has been $495,000.  Mr. MacPherson is currently employed pursuant to a three-year employment letter agreement which was entered into on January 29, 2019, and effective January 1, 2019, which after such three-year term will automatically renew for successive one-year periods unless otherwise terminated by either party prior to the next applicable renewal period. Mr. MacPherson shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and be eligible to receive bonus compensation, if any, as the Company shall from time to time determine. Mr. MacPherson shall also be entitled to participate in any stock option and incentive plans adopted by the Company. During 2021, Mr. MacPherson was granted a five-year nonqualified stock option to acquire 750,000 shares of common stock exercisable at $0.78 per share. During 2022, Mr. MacPherson was granted a retention stock bonus award in the amount of 3,000,000 shares of common stock. Such award was granted on November 8, 2022.  So long as Mr. MacPherson remains in the continuous employ of the Company, the shares shall vest according to the following: 25.0% shall vest six months from the date of grant, and another 25.0% shall vest on each subsequent six-month anniversary of the date of grant so that the stock award is fully vested two years from the date of grant. Any unvested shares shall be forfeited immediately when Mr. MacPherson is no longer in the continuous employ of the Company, unless due to death, disability or a change in control.

(2)

Mr. Pavlish was appointed Senior Vice President in November 2014. The Company and Mr. Pavlish entered into an employment agreement effective as of November 16, 2014. Pursuant to his employment agreement, Mr. Pavlish agreed to be employed by the Company as Senior Vice President. From January 1, 2017 to December 31, 2022, Mr. Pavlish’s annual base salary was $330,000. Since January 1, 2023, Mr. Pavlish’s annual base salary has been $415,000. As of December 31, 2022, $29,063 of Mr. Pavlish’s 2021 salary remained unpaid. Mr. Pavlish shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and be eligible to receive bonus compensation, if any, as the Company shall from time to time determine. Mr. Pavlish shall also be entitled to participate in any stock option and incentive plans adopted by the Company.  During 2021, Mr. Pavlish was granted a five-year nonqualified stock option to acquire 500,000 shares of common stock exercisable at $0.78 per share.  During 2022, Mr. Pavlish was granted a five-year nonqualified stock option to acquire 500,000 shares of common stock exercisable at $0.21 per share.

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(3)

Mr. Trettel was appointed Vice President of Operations in January 2014. Mr. Trettel is also entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and is eligible to receive bonus compensation, if any, as the Company shall from time to time determine. From January 1, 2017 to October 31, 2022, Mr. Trettel’s annual base salary was $300,000.  Since November 1, 2022, Mr. Trettel’s annual base salary has been $400,000.  Mr. Trettel is also entitled to participate in any stock option and incentive plans adopted by the Company.  During 2021, Mr. Trettel was granted a five-year nonqualified stock option to acquire 500,000 shares of common stock exercisable at $0.78 per share.  During 2022, Mr. Trettel was granted a five-year nonqualified stock option to acquire 500,000 shares of common stock exercisable at $0.21 per share.

(4)

Represents the dollar amount recognized for consolidated financial statement reporting purposes of restricted stock awards and stock option awards granted to the executive officers computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. The dollar amount shown in the “Stock Awards” column for Mr. MacPherson reflects the grant date fair value recognized in 2022 only for the retention stock award granted in November 2022 which is subject to a vesting schedule.  The full amount for the entire grant is reflected in the table below.  The dollar amounts shown in the “Option Awards” column for Mr. Pavlish and Mr. Trettel reflect the grant date fair value recognized for stock options granted in 2022 plus the compensation expense associated with the extension of the expiration dates of certain stock options which extensions were authorized in January 2022. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the restricted stock awards and stock options granted to the executive officers:

Name	Year	Stock Awards (#)	FASB ASC Topic 718 Value ($)	Stock Options (#)	FASB ASC Topic 718 Value ($)	Extension of Stock Options (#)	FASB ASC Topic 718 Value ($)
Richard MacPherson	2022	3,000,000	960,0000	-		-	-
	2021	-	-	750,000	307,050	-	-
John Pavlish	2022	-	-	500,000	59,900	50,000	9,938
	2021	-	-	500,000	204,700	-	-
James Trettel	2022	-	-	500,000	59,900	500,000	99,379
	2021	-	-	500,000	204,700	-

(5)	The amounts shown for 2022 and 2021 in the “All Other Compensation” column are comprised of the following:

Name	Year	401k Match ($)	Group Term Life Insurance ($)	Auto Allowance and Other Benefits ($)
Richard MacPherson	2022	-	-	31,680
	2021	11,600	-	37,286
John Pavlish	2022	12,200	-	2,100
	2021	11,600	-	2,784
James Trettel	2022	12,200	-	-
	2021	11,600	-	-

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Outstanding Equity Awards as of December 31, 2022

The following table sets forth certain information about the number of unexercised nonqualified stock options and unearned stock awards held as of December 31, 2022 by each executive named in the Summary Compensation Table. There were no stock options exercised during fiscal 2022 by such executives.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price	Option Expiration Date
Richard MacPherson	250,000	-	$0.81	June 28, 2024
Richard MacPherson	750,000	-	$1.20	June 28, 2024
Richard MacPherson	250,000	-	$0.28	February 5, 2023
Richard MacPherson	8,229	-	$0.29	July 6, 2023
Richard MacPherson	16,458	-	$0.21	July 6, 2023
Richard MacPherson	16,458	-	$0.17	July 31, 2023
Richard MacPherson	16,458	-	$0.25	August 31, 2023
Richard MacPherson	16,458	-	$0.26	September 30, 2023
Richard MacPherson	16,458	-	$0.20	October 31, 2023
Richard MacPherson	1,500,000	-	$0.27	June 28, 2024
Richard MacPherson	500,000	-	$0.19	July 8, 2025
Richard MacPherson	500,000	-	$0.58	December 14, 2025
Richard MacPherson	750,000	-	$0.78	November 22, 2026
John Pavlish	2,000,000	-	$0.74	June 28, 2024
John Pavlish	1,000,000	-	$0.45	June 28, 2024
John Pavlish	50,000	-	$1.15	February 10, 2027
John Pavlish	50,000	-	$0.27	February 23, 2023
John Pavlish	6,875	-	$0.29	June 8, 2023
John Pavlish	13,750	-	$0.21	June 30, 2023
John Pavlish	13,750	-	$0.17	July 31, 2023
John Pavlish	13,750	-	$0.25	August 31, 2023
John Pavlish	13,750	-	$0.26	September 30, 2023
John Pavlish	13,750	-	$0.20	October 31, 2023
John Pavlish	13,750	-	$0.33	November 30, 2023
John Pavlish	13,750	-	$0.25	December 31, 2023
John Pavlish	600,000	-	$0.27	June 28, 2024
John Pavlish	500,000	-	$0.19	July 8, 2025
John Pavlish	500,000	-	$0.58	December 14, 2025
John Pavlish	500,000	-	$0.78	November 22, 2026
John Pavlish	500,000	-	$0.21	May 31, 2027
James Trettel	250,000	-	$0.42	June 28, 2024
James Trettel	500,000	-	$1.15	February 10, 2027
James Trettel	50,000	-	$0.27	February 23, 2023
James Trettel	6,250	-	$0.29	June 8, 2023
James Trettel	12,500	-	$0.21	June 30, 2023
James Trettel	12,500	-	$0.17	July 31, 2023
James Trettel	12,500	-	$0.25	August 31, 2023
James Trettel	12,500	-	$0.26	September 30, 2023
James Trettel	12,500	-	$0.20	October 31, 2023
James Trettel	12,500	-	$0.33	November 30, 2023
James Trettel	12,500	-	$0.25	December 31, 2023
James Trettel	1,000,000	-	$0.27	June 28, 2024
James Trettel	500,000	-	$0.19	July 8, 2025
James Trettel	500,000	-	$0.58	December 14, 2025
James Trettel	500,000	-	$0.78	November 22, 2026
James Trettel	500,000	-	$0.21	May 31, 2027

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Other Benefits

Our executive officers are eligible to participate in all of our employee benefit plans, such as medical and  dental, our employee stock purchase plan, and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law, should such benefits exist. Our 401(k) plan allows eligible employees to defer a portion of their compensation before federal income tax to a qualified trust. All employees who are at least 21 years of age are eligible to participate in the 401(k) plan. The participants may choose from nineteen investment options for the investment of their deferred compensation. In addition, we match 100% of each participant’s salary deferral, for the first 4% of their salary, with a cash contribution. For the years ended December 31, 2022 and 2021, we contributed $61,678 and $64,968, respectively, to the 401(k) plan. We also provide vacation and other paid holidays to all employees, including our executive officers, which are comparable to those provided at peer companies. At this time, we do not provide special benefits or other perquisites to our executive officers.

Policies Regarding Recovery of Awards

Our board has not adopted a policy that requires us to make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. However, we may implement a clawback policy in accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations that will be issued under that act.

Tax and Accounting Treatment of Compensation

                Section 162(m) of the Internal Revenue Code places a limit of $1.0 million per person on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and certain of our other executive officers. While the board of directors considers deductibility factors when making compensation decisions, the board also looks at other considerations, such as providing our executive officers with competitive and adequate incentives to remain with us and increase our business operations, financial performance, and prospects, as well as rewarding extraordinary contributions. No compensation to named executive officers exceeded this threshold in 2022.

We account for equity compensation paid to our employees under the rules of FASB ASC Topic 718, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. We have not tailored our executive compensation program to achieve particular accounting results.

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Policies on Ownership, Insider Trading, Hedging, and 10b5-1 Plans

We do not have formal stock ownership guidelines for our employees or directors, because the board of directors is satisfied that stock and option holdings among our employees or directors, are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders. In addition, we believe that stock ownership guidelines are rare in companies at our stage, which means that ownership requirements would put us at a competitive disadvantage when recruiting and retaining high-quality executives.

We have established an insider trading policy which provides guidelines to officers, directors and employees with respect to transactions in the Company’s securities. The Company’s insider trading policy prohibits certain actions by such individuals relating to buying and selling common stock of the Company, and discourages certain other actions in other situations. Such individuals are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer. Under these plans, the individual must not exercise any influence over the amount of the securities to be traded, the price at which they are to be traded or the date of the trade.  The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party.  Such plans provide a defense from insider trading liability.  As of December 31, 2022, no director or named executive officer had a trading plan in place.

Stockholder Advisory Vote on Executive Compensation

Our Company held an advisory vote on executive compensation in 2021 and intends to take such action annually in the future. The Board intends to periodically reevaluate our executive compensation philosophy and practices in light of our performance, needs and developments, including the outcome of future non-binding advisory votes by our stockholders.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation actually paid (as defined by SEC rules) to our principal executive officer (“PEO”) and our other named executive officers (“NEOs”) and certain financial performance of the Company for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	Net Income (Loss) (4)
2022	$514,014	$1,235,647	$451,142	$451,142	$40.63	$(1,581,476)
2021	$750,936	$750,936	$534,192	$534,192	$92.19	$(3,632,683)

(1)

Compensation for the Company’s PEO, Richard MacPherson, reflects the amounts reported in Summary Compensation Table for fiscal years 2022 and 2021. Average compensation for our NEOs is based on the compensation of John Pavlish and James Trettel reported in the Summary Compensation Table for the respective years.

(2)

SEC rules require that certain adjustments be made to the total compensation set forth in the “Summary Compensation Table” in order to determine “compensation actually paid” for purposes of this Pay Versus Performance Disclosure. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. The below table reflects the required adjustments to reconcile total compensation as set forth in the Summary Compensation Table to “compensation actually paid” for purposes of the Pay Versus Performance Disclosure.

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	PEO 2022	PEO 2021	Non-PEO NEOs 2022	Non-PEO NEOs 2021

Summary Compensation Table Total	$514,014	$750,936	$451,142	$534,192
Less stock award value reported in Summary Compensation Table for the covered year	(70,667)	(307,050)	(114,559)	(204,700)
Plus the year-end fair value of outstanding unvested awards granted in covered year	792,300	-	-	-
Plus (less) change in year-end fair value of outstanding and unvested awards granted in prior years	-	-	-	-
Plus the fair value as of the vesting date of awards granted and vested in the covered year	-	307,050	114,559	204,700
Plus (less) change in fair value as of the vesting date of awards granted in prior years that vested in the covered year	-	-	-	-
Less the prior year-end fair value of awards forfeited during the covered year	-	-	-	-
Compensation Actually Paid	$1,235,647	$750,936	$451,142	$534,192

Fair values of equity awards set forth in the table above are computed in accordance with FASB ASC Topic 718 as of the end of the respective fiscal year, other than fair values of equity awards that vest in the covered year, which are valued as of the applicable vesting date. The valuation methodologies applied do not materially differ from the valuation methodologies applied at the time of grant.

(3)

Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common stock at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the earliest applicable fiscal year (December 30, 2020) and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2022, the closing price of our common stock on December 31, 2021 was $0.59 and the closing price of our common stock on December 30, 2022 was $0.26. For 2021, the closing price of our common stock on December 31, 2020 was $0.64 and the closing price of our common stock on December 31, 2021 was $0.59.

(4)	The dollar amount reported represent the amount of net income (loss) reflected in our audited consolidated financial statements for the applicable year.

Relationship between Pay Versus Performance

                Our “total shareholder return” as set forth in the above table, during the two-year period ended December 31, 2022 decreased by approximately 59% compared to an increase in “compensation actually paid” to our PEO from $750,936 in 2021 to $1,235,647 in 2022 and a decrease in average “compensation actually paid” to our Non-PEO NEOs from $534,192 in 2021 to $451,142 in 2022.  In addition, our net loss decreased by approximately 56% from a net loss of approximately $3.6 million in 2021 to a net loss of approximately $1.6 million in 2022 compared to the aforementioned changes in “compensation actually paid” to our PEO and Non-PEO NEOs.

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Director Compensation

Director Compensation Table for Year Ended December 31, 2022

The following table sets forth information regarding the compensation for 2022 of each non-executive member of the board of directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Total ($)
Christopher Greenberg	100,000	33,000	19,368	152,368
David M. Kaye	-	22,000	-	22,000

(1)

Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. The dollar amount shown in the “Options Awards” column for Mr. Greenberg reflects the compensation expense associated with the extension of the expiration date of a stock option which extension was authorized in January 2022. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the stock awards and stock options granted to the Directors for 2022:

Name	Stock Awards (#)	FASB ASC Topic 718 Value	Stock Options (#)	FASB ASC Topic 718 Value	Extension of Stock Options (#)	FASB ASC Topic 718 Value
Christopher Greenberg	150,000	33,000	-	-	100,000	19,368
David M. Kaye	100,000	22,000	-	-	-	-

Mr. Greenberg is paid $100,000 per year for serving as Chairman of the Board. As of December 31, 2022, Mr. Kaye was not paid any cash compensation for service on the Board in 2022. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company.

Troy Grant, who was appointed to the Board on May 26, 2023, shall be paid $37,500 for his service on the Board for the remainder of 2023.

AUDIT COMMITTEE REPORT

Due to the resignation of certain independent directors in recent years, and due to the current small size of the Board, the Board as a whole acted as the audit committee during and for the year ended December 31, 2022.  In this report, references to the audit committee shall be deemed references to the full Board as of December 31, 2022.

The audit committee has reviewed and discussed with management our audited consolidated financial statements and “Management’s Report on Internal Control over Financial Reporting” in Item 9A included in the Annual Report on Form 10-K for the year ended December 31, 2022.

The audit committee also discussed with Marcum LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”).  The audit committee received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communication with the audit committee concerning independence, and has discussed with Marcum LLP their independence.

Based upon the review and discussions described above, the audit committee recommended that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

The material in this report shall not be deemed to be “soliciting material” or “filed” with the SEC. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

Submitted by the Audit Committee:

Richard MacPherson
Christopher Greenberg
David M. Kaye

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PROPOSAL 2: RATIFICATAION OF SELECTION

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 11, 2023, the Audit Committee of the Company approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm effective immediately and the engagement of Rosenberg Rich Baker Berman, P.A. as its new independent registered public accounting firm as of and for the year ended December 31, 2023.  As previously reported, Marcum was engaged as the Company’s independent registered accounting firm on August 3, 2022. As described below, the change in independent registered public accounting firm is not the result of any disagreement with Marcum.

Marcum reported on the Company’s financial statements for the fiscal year ended December 31, 2022. Marcum’s audit report on the financial statements for the fiscal year ended December 31, 2022 did not provide an adverse opinion or a disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2022 and any subsequent interim periods through June 30, 2023, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Marcum, would have caused it to make reference thereto in their report.  Furthermore, except for the identification of the material weaknesses described in the Company’s Annual Form 10-K for the year ended December 31, 2022 as filed with the U.S. Securities Commission on May 12, 2023, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K for the Company for the last fiscal year nor subsequently up to the date of termination of Marcum.

During the fiscal years ended December 31, 2022 and 2021and the subsequent periods through June 30, 2023, neither the Company nor anyone on its behalf has consulted with Rosenberg Rich Baker Berman, P.A. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Rosenberg Rich Baker Berman, P.A. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The foregoing information was reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on September 14, 2023.  The Company provided Marcum with a copy of the disclosures in the Form 8-K and requested that Marcum furnish the Company with a letter addressed to the SEC, stating whether it agrees with the statements made therein and if not, stating in what respects it does not agree.  A copy of such letter, dated September 14, 2023, and filed with the Form 8-K is attached to this Proxy Statement as Appendix A.

Proposal 2 seeks an indication from stockholders of their approval or disapproval of the engagement of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm as of and for the year ended December 31, 2023.  The submission of this matter for approval by stockholders is not legally required, however, the Board believes that the submission is an opportunity for the stockholders to provide feedback to the Board on an important issue of corporate governance.  If the stockholders do not approve the appointment of Rosenberg Rich Baker Berman, P.A., the appointment of the Company’s independent registered public accounting firm will be re-evaluated by the Board and the Audit Committee but will not require the Board or Audit Committee to appoint a different accounting firm.  If the stockholders approve the appointment of Rosenberg Rich Baker Berman, P.A., the Audit Committee in its discretion may select a different independent registered public accounting firm at any subsequent time if it determines that such a change would be in the best interest of the Company and its stockholders.

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For the selection by the Board of Rosenberg Rich Baker Berman, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2023 to be ratified, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 2.  Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal. Brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of Rosenberg Rich Baker Berman, P.A. will have discretionary voting authority with respect to this matter.

The Board unanimously recommends that you vote FOR Proposal 2.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the fees billed or billable by Marcum LLP and its predecessor Rotenberg Meril Solomon Bertiger & Guttilla, P.C., our independent registered public accounting firm, for audit and non-audit services rendered to us relating to 2022 and 2021. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	Year Ended December 31,
	2022	2021
Principal Accounting Fees
Audit fees (1)	$178,870	$144,192
Audit-related fees (2)	$0	$23,508
Tax fees	$0	$0
All other fees	$0	$0
Total aggregate fees	$178,870	$167,700

_______________________

(1)

The aggregate audit fees billed or expected to be billed for professional services rendered by our principal accountants for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of our interim consolidated financial statements included in quarterly reports, and other services normally provided in connection with statutory and regulatory filings was $178,870 and $144,192 for the years ended December 31, 2022 and 2021, respectively.

(2)

The aggregate fees billed for Audit-related professional services rendered by our principal accountants consisted of work performed in connection with proposed registration statements was $0 and $23,508 for the years ended December 31, 2022 and 2021, respectively.

All fees described above were pre-approved by the Board.

Pre-Approval Policies and Procedures of the Audit Committee

The Audit Committee has not set any pre-approval policies and procedures as of December 31, 2022.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board understands the interests our investors have in the compensation of our executives. In recognition of that interest and as required by Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

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The Company’s goal for its executive compensation program is to attract, motivate, and retain our named executive officers who are critical to our success and will drive the creation of stockholder value.  The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its stockholders’ long-term interests.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.

The Board recommends that stockholders vote for the following resolution:

                “RESOLVED that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K compensation tables and narrative discussion, is hereby APPROVED.”

For Proposal 3 to be approved, holders of a majority of all those outstanding shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting must vote FOR Proposal 3. Abstentions and broker non-votes will not be counted either FOR or AGAINST the proposal and will have no effect on the proposal.

Because the vote on Proposal 3 is an advisory vote, the result will not be binding on the Board. The Board values the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

The Board unanimously recommends that you vote FOR Proposal 3.

PROPOSAL 4: APPROVAL OF AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

AND AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN

On July 3, 2023, the Board approved and adopted the Company’s Amended and Restated 2014 Equity Incentive Plan (the (the “2014 Plan”) and the Company’s Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”) which amended the Company’s previously adopted 2014 Equity Incentive Plan and 2017 Equity Incentive Plan.  Such amendments were made in connection with the listing of the Company’s shares on the TSX Venture Exchange (the “TSXV”) and in accordance with the requirements of the TSXV.

The following is a brief description of the material features of the Equity Incentive Plans as of the date of this Proxy Statement. The description below is qualified in its entirety by reference to the full text of the Equity Incentive Plans, which are set forth in full as Appendix B and Appendix C to this Proxy Statement.

2014 Plan

The 2014 Plan was first approved by the Board of Directors on January 10, 2014. The 2017 Plan replaced the 2014 Plan, which was terminated by the Board of Directors on April 28, 2017. As a result of such termination, no additional awards may be granted under the 2014 Plan but previously granted awards shall remain outstanding in accordance with their terms and conditions. As of the date of this Proxy Statement, 4,775,000 Options and no other types of award are outstanding under the 2014 Plan.

The 2014 Plan is administered by the Board, or it may be administered by a committee of the Board comprised of no fewer than two members of the Board. Eligible participants under the 2014 Plan include officers, employees of, or consultants to, the Company or any of its subsidiaries, or any person to whom an offer of employment is extended, or any person who is a non-employee director of the Company.

Options granted under the 2014 Plan may (i) qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) not qualify as ISOs, or (iii) both. To qualify as an ISO, an Option must meet certain requirements set forth in the Code. The term of each Option is fixed by the Board and may not exceed ten years from the date the Option is granted.

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The Board may determine and provide in the applicable award agreement that vesting or other terms of an award may be accelerated in the event of change of control (as defined in the 2014 Plan) of the Company. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in the Company’s corporate structure affecting the shares, an adjustment or substitution may be made as approved by the Board.

2017 Plan

The 2017 Plan was adopted by the Board on February 9, 2017. The 2017 Plan will terminate on the tenth anniversary of the date of its initial adoption by the Board, unless earlier terminated by the Board. As amended by the Board on July 3, 2023, the maximum number of shares of common stock that may be issued under the 2017 Plan after July 3, 2023 is 14,078,459, and to the extent any award (or portion thereof) outstanding under the 2014 Plan expires, terminates or is cancelled, surrendered or forfeited for any reason on or after July 3, 2023, the shares of common stock subject to such award (or portion thereof) shall be added to and increase the foregoing limit, to a maximum of 4,775,000 additional shares of common stock.

Administration. The 2017 Plan is administered by the Board (the “Administrator”). Subject to the policies of the TSXV, the Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. Awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2017 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2017 Plan are conclusive and bind all parties.

Eligibility. Eligible recipients under the 2017 Plan include the Company’s officers, directors, employees, and consultants of the Company or one of its subsidiaries. Investor relations service providers may not receive any awards other than options.

Stock Options. Stock options granted under the 2017 Plan may be ISOs within the meaning of Section 422 of Code, or nonqualified stock options (“NSOs”) which are not intended to qualify as incentive stock options. The award agreement for a stock option will indicate if the stock option is intended as an ISO; otherwise it will be deemed to be an NSO. To qualify as an ISO, a stock option must meet certain requirements set forth in the Code. The per share exercise price of a stock option granted under the 2017 Plan shall not be less than the greater of (a) 100% of the Fair Market Value (as defined in the 2017 Plan) of a share of common stock on the date the stock option is granted and (b) the minimum price permitted by the rules and policies of any stock exchange on which the Common Shares are then listed, except that with respect to an incentive stock option granted to a person who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the Fair Market Value of the Company’s common stock on the date of grant.

Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights, or SARs, under the 2017 Plan. A SAR entitles the holder upon exercise to receive an amount in cash or common stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of common stock above a base amount which may not be less than fair market value on the date of grant.

Restricted Shares Units. A restricted share unit, or “RSU”, represents the right to receive on the respective scheduled vesting or payment date for such RSU, one share of common stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of the 2017 Plan. Subject to the restrictions imposed under the terms and conditions of the 2017 Plan and the applicable award agreement, each recipient of a RSU shall have no rights as a stockholder with respect to such RSU until such time as shares of common stock are issued to the recipient.

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Performance Awards. The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of common stock or cash or a combination of the two. The performance criteria used in connection with a particular performance award will be determined by the Administrator.

General Provisions Applicable to All Awards. Unless otherwise expressly provided in (or pursuant to) the 2017 Plan and permitted by applicable law and the rules and policies of any stock exchange on which the Common Shares are then listed (including the TSXV), no awards may be assigned or transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the 2017 Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

Subject to the terms of the 2017 Plan and the rules and policies of any stock exchange (including the TSXV) on which the Common Shares are then listed, awards may be exercised by a reduction in the number of shares otherwise deliverable pursuant to the award (a “net exercise”) or pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards. Any award granted or issued to a participant who is a director, officer, employee, consultant or management company employee must expire no later than twelve (12) months following the date the participant ceases to be an eligible participant under the 2017 Plan.

Limitations on Awards. Except where permitted by the policies of the TSXV (including, without limitation, upon obtaining any disinterested stockholder approval required therefor) and so long as the Common Shares are listed on the TSXV, the aggregate number of Common Shares issuable to:

(a)

any one participant (and any companies wholly owned by such participant), pursuant to awards granted or issued in any twelve (12) month period under the 2017 Plan and all of the Company’s other security-based compensation arrangements, shall not exceed five percent (5%) of the number of issued and outstanding Common Shares at the date the award is granted;

(b)

any one consultant, pursuant to awards granted or issued in any twelve (12) month period under the 2017 Plan and all of the Company’s other security-based compensation arrangements, shall not exceed two percent (2%) of the number of issued and outstanding Common Shares at the time the award is granted to the said consultant under the 2017 Plan;

(c)

all investor relations service providers, pursuant to awards granted or issued in any twelve (12) month period under the 2017 Plan and all of the Company’s other security-based compensation arrangements, shall not exceed two percent (2%) of the number of issued and outstanding Common Shares at the time of any grant of an award under the 2017 Plan to an investor relations service provider;

(d)

insiders of the Company (as a group), pursuant to awards granted or issued under the 2017 Plan and all of the Company’s other security-based compensation arrangements, shall not exceed ten percent (10%) of the number of issued and outstanding Common Shares at any time; and

(e)

all insiders of the Company (as a group), pursuant to awards granted or issued in any twelve (12) month period under the 2017 Plan and all of the Company’s other security-based compensation arrangements, shall not exceed ten percent (10%) of the number of issued and outstanding Common Shares at the time of any grant of an award under the 2017 Plan to an insider.

Furthermore, no award granted under the 2017 Plan, other than options, may vest before the date that is one year following the date of grant or issue.  In accordance with TSXV policies, and subject to TSXV approval to the contrary, and provided that the Common Shares are then listed on the TSXV, options granted to investor relations service providers must vest (and not otherwise be exercisable) in stages over a minimum of twelve (12) months as provided in the 2017 Plan.

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Change in Control. In the event of a Change in Control (as defined in the 2017 Plan), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2017 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange, or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control.

Amendment. Subject to obtaining the necessary regulatory approvals or stockholder approval (including, where applicable, disinterested stockholder approval) as required pursuant to the rules and policies of the TSXV, as in effect from time to time, so long as the Common Shares are listed on the TSXV, the Board may at any time terminate or, from time to time, amend, modify, or suspend the 2017 Plan, in whole or in part, and the Administrator may amend any outstanding award for any purpose which may at the time be permitted by law. The Administrator may not, however, alter the terms of an award so as to affect adversely the recipient’s rights under the award without the recipient’s consent, unless the Administrator expressly reserved the right to do so at the time of the award. Disinterested stockholder approval must be obtained for any reduction in the exercise price of a stock option, or the extension of the term of a stock option, if the participant is an insider of the Company at the time of the proposed amendment.

U.S. Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the grant and exercise of stock options under the  Equity Incentive Plans under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with stock options or federal tax consequences associated with other awards under the Equity Incentive Plans, nor does it cover state, local or non-U.S. taxes.

                Incentive Stock Options. Issuance of an ISO does not cause recognition of taxable income to the recipient and does not provide a deduction to the Company at the time it is granted or exercised.  However, the excess of the fair market value of the shares acquired upon exercise of an ISO over the exercise price is an item of adjustment in computing the alternative minimum taxable income of the recipient.  If the recipient holds the shares received as a result of an exercise of an ISO for at least two years from the date of the grant of the ISO and one year from the date of exercise, then any gain realized on disposition of the shares (generally the amount received in excess of the exercise price) is treated as a long-term capital gain.

If shares acquired on exercise of an ISO are disposed of before expiration of the holding periods described above (i.e., a “Disqualifying Disposition”), the recipient will include in income, as compensation for the year of the Disqualifying Disposition, an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise of the ISO over the exercise price (or, if less, the excess of the amount realized upon disposition over the exercise price).  The gain or loss on the sale of shares acquired under an ISO will be either a long-term or a short-term capital gain and will depend on whether the recipient has held the shares for more than one year.  If a recipient includes amounts in income upon a Disqualifying Disposition, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the recipient’s income as compensation.

The recipient’s basis in shares acquired upon exercise of an ISO is equal to the exercise price paid, plus any amount the recipient includes in income as a result of a Disqualifying Disposition.

If an ISO is exercised by tendering previously owned shares of common stock, the following generally will apply: a number of new shares equal to the number of previously owned shares of common stock tendered will be considered to have been received in a tax-free exchange; the recipient’s basis and holding period (except for the Disqualifying Disposition period) for such number of new shares of common stock will be equal to the basis and holding period of the previously owned common shares exchanged.  To the extent that the number of shares of common stock received exceeds the number of shares of common stock surrendered, no taxable income will be realized by the recipient at that time; such excess shares of common stock will be considered ISO stock with a zero basis; and the holding period of the recipient in such shares of common stock will begin on the date such shares of common stock are transferred to the recipient.  If the shares of common stock surrendered were acquired as the result of the exercise of an ISO and the surrender takes place within two years from the date the ISO relating to the surrendered shares of common stock was granted, or within one year from the date of such exercise, the surrender will result in a Disqualifying Disposition and the recipient will realize ordinary income at that time in the amount of the excess, if any, of the fair market value at the time of exercise of the shares of common stock surrendered over the basis of such shares of common stock. If any of the shares of common stock received are disposed of in a Disqualifying Disposition, the recipient will be treated as first disposing of the shares of common stock with a zero basis.

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                Nonqualified Stock Options. The grant of a NSO generally results in no recognition of taxable income to the recipient or allowance of a deduction to the Company at the time it is granted.  A recipient exercising such an option will, at that time, recognize taxable income from compensation equal to the excess of the then market value of the shares over the aggregate exercise price.  Subject to the applicable provisions of the Code, the Company will be allowed a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable income recognized by the recipient.

The recipient’s basis in shares acquired upon exercise of a non-qualified option is equal to the sum of the exercise price plus the amount includible in his or her income upon exercise. Any gain or loss upon subsequent disposition of the shares of common stock will be a long-term or short-term gain or loss, depending upon the holding period of the shares of common stock.

If a non-qualified option is exercised by tendering previously owned shares of common stock, the following generally will apply: a number of new shares of common stock equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; and the recipient’s basis and holding period for such number of new shares of common stock will be equal to the basis and holding period of the previously owned shares of common stock exchanged. The recipient will have compensation income equal to the fair market value on the date of exercise of the number of new shares of common stock received in excess of such number of exchanged shares of common stock; the recipient’s basis in such excess shares of common stock will be equal to the amount of such compensation income; and the holding period in such shares of common stock will begin on the date of exercise.

                Restricted Shares. A recipient will not recognize any taxable income upon the grant of restricted stock unless the recipient makes a voluntary election to recognize income at grant under Section 83(b) of the Code. Upon the expiration of a restriction period for restricted stock, whether such period lapses due to the satisfaction of certain pre-established performance criteria or due solely to the lapse of time, the recipient will recognize compensation income and the Company will be entitled to a deduction equal to the value of the restricted stock that the recipient receives.

Awards Granted Under the 2017 Plan

The following nonqualified stock options were granted under the 2017 Plan during the year ended December 31, 2022:

Name	# of Options
John Pavlish, Senior Vice President	500,000
James Trettel, Vice President of Operations	500,000
All current executive officers as a group	1,000,000
All current non-executive directors as a group	-0-
All employees, other than executive officers, as a group	200,000

For Proposal 4 to be approved, holders of a majority of all those outstanding shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting must vote FOR Proposal 4. Abstentions and broker non-votes will not be counted either FOR or AGAINST the proposal and will have no effect on the proposal.

The Board unanimously recommends that you vote FOR Proposal 4

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as October 23, 2023 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The column entitled “Percentage of Shares Beneficially Owned” is calculated based on 94,298,372 shares of common stock outstanding as of October 23, 2023.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of October 23, 2023 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Except as otherwise noted below, the address for persons listed in the table is c/o the Company at 1810 Jester Drive, Corsicana, Texas 75109.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned (8)

Richard MacPherson	16,076,059	(1)	16.3%
Christopher Greenberg	6,030,533	(2)	6.4%
John Pavlish	6,762,138	(3)	6.8%
James Trettel	4,124,435	(4)	4.2%
David M. Kaye	657,127	(5)	*
Troy Grant	212,500	(6)	*
Alterna Core Capital Assets Fund II, L.P., et al	11,700,000	(7)	12.4%
All current directors and executive officers as a group (6 persons)	33,862,792		31.0%

*	Less than one percent of the outstanding shares of common stock of the Company.

(1)

Includes 11,809,601 shares owned by Mr. MacPherson and 4,266,458 shares which Mr. MacPherson has the right to acquire upon exercise of options. 3,000,000 of such shares owned by Mr. MacPherson were issued to him pursuant to a retention stock bonus award granted on November 8, 2022.  So long as Mr. MacPherson remains in the continuous employ of the Company, the shares shall vest according to the following: 25.0% shall vest six months from the date of grant, and another 25.0% shall vest on each subsequent six-month anniversary of the date of grant so that the stock award is fully vested two years from the date of grant. Any unvested shares shall be forfeited immediately when Mr. MacPherson is no longer in the continuous employ of the Company, unless due to death, disability or a change in control.

(2)

Includes 5,422,533 shares owned by Mr. Greenberg, 5,000 shares owned by Mr. Greenberg with his wife, 3,000 shares owned by Mr. Greenberg’s wife, and 600,000 shares which Mr. Greenberg has the right to acquire upon exercise of options.

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(3)	Includes 1,070,888 shares owned by Mr. Pavlish and 5,691,250 shares which Mr. Pavlish has the right to acquire upon exercise of options.

(4)	Includes 136,935 shares owned by Mr. Trettel, 200,000 owned by Mr. Trettel’s wife, and 3,787,500 shares which Mr. Trettel has the right to acquire upon exercise of options.

(5)	Includes 263,377 shares owned by Mr. Kaye and 393,750 shares which Mr. Kaye has the right to acquire upon exercise of options.

(6)

Includes 150,000 shares owned by Mr. Grant and 62,500 shares which Mr. Grant has the right to acquire upon exercise of options.  Does not include an additional 62,500 shares underlying options which will not become exercisable within 60 days of October 23, 2023.

(7)

Represents 11,700,000 shares owned and based solely upon and according to information reported in filings made to the SEC, jointly filed by and on behalf of certain reporting persons identified below (the “Reporting Persons”). The Reporting Persons are Alterna Core Capital Assets Fund II, L.P., Alterna Capital Partners LLC, Alterna General Partner II LLC, AC Midwest Energy LLC, Eric M. Press, Roger P. Miller, and Earle Goldin. The address for the Reporting Persons is 10 Corporate Drive, Suite 2204, Bedford, NH 03110.

(8)

Applicable percentage ownership for each stockholder is based on 94,298,372 shares of common stock outstanding as of October 23, 2023 plus any securities that stockholder has the right to acquire within 60 days of October 23, 2023 pursuant to options, warrants, conversion privileges, or other rights. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants, or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of October 23, 2023 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Other than the compensation agreements and other arrangements described in this Proxy Statement under “Executive Compensation” and the transactions described below, since January 1, 2022, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, the lesser of (i) $120,000 or (ii) one percent of the average of our total assets for the last two completed fiscal years, and in which any director, executive officer, holder of five percent or more of any class of our capital stock, or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

On June 1, 2021, we entered into a Debt Repayment and Exchange Agreement with AC Midwest which at closing was expected to repay all existing secured and unsecured debt obligations then held by AC Midwest (the “Debt Repayment Agreement”).  The closing was subject to various conditions including but not limited to the completion of an offering of equity securities resulting in net proceeds of at least $12.0 million by December 31, 2021, which was extended to June 30, 2022. Such closing conditions were not met by June 30, 2022.  On October 28, 2022, and in connection with the amendments to the financing documents executed on October 28, 2022 as described below, the parties agreed to terminate the Debt Repayment Agreement with immediate effect pursuant to which none of the parties shall have any further responsibility or liability thereunder.

AC Midwest is the holder of an unsecured note with a principal amount outstanding of $13,154,930.60 which was issued on February 25, 2019 pursuant to an Unsecured Note Financing Agreement (the “Unsecured Note Financing Agreement”) entered into on such date with AC Midwest, pursuant to which AC Midwest exchanged a previously issued subordinated unsecured note in the principal amount of $13,000,000, together with all accrued and unpaid interest thereon, for a new unsecured note in the principal amount of $13,154,930.60 (the “Unsecured Note”). The Unsecured Note was scheduled to mature on August 25, 2022 and bears a zero cash interest rate.  Pursuant to the Unsecured Note Financing Agreement, AC Midwest shall also be entitled to a profit participation preference equal to 1.0 times the original principal amount (the “Profit Share”).   Prior to maturity, the outstanding principal, as well as the Profit Share, are to be paid from Net Litigation Proceeds from claims relating to our intellectual property, Net Revenue Share and Adjusted Free Cash Flow (as such terms are defined in the Unsecured Note Financing Agreement, and to the extent set forth therein).  Any remaining principal balance due on the Unsecured Note shall be due and payable in full on the maturity date.  The Profit Share, however, if not paid in full on or before the maturity date shall remain subject to the Unsecured Note Financing Agreement until full and final payment.  The Profit Share is “non-recourse” and shall only be derived from and computed on the basis of, and paid from, Net Litigation Proceeds from claims relating to our intellectual property, Net Revenue Share and Adjusted Free Cash Flow.

26

On August 30, 2022, AC Midwest agreed to a short-term extension of the maturity date of the Unsecured Note from August 25, 2022 to September 30, 2022, and on September 28, 2022, AC Midwest agreed to an additional short-term extension of such maturity date from September 30, 2022 to October 31, 2022 in order to provide the Company sufficient time in which to conclude the process of negotiating certain changes and modifications to such financing arrangements with AC Midwest.

On October 28, 2022, we executed Amendment No. 1 to the Unsecured Note Financing Agreement with AC Midwest pursuant to which the maturity date of the Unsecured Note was extended to August 25, 2025 and the Profit Share was increased by $4,500,000 from $13,154,931 (representing 1.0 times the original principal amount) to $17,654,931. In addition, the parties agreed that a portion any Equity Offering Net Proceeds (as defined in Amendment No. 1) received by us shall also be used to pay the outstanding principal due on the Unsecured Note and Profit Share.

In addition, there remains outstanding to AC Midwest a principal balance of $271,686 due under a secured note issued on November 29, 2016, in the original principal amount of $9,646,686, which also was scheduled to mature on August 25, 2022 (the “Secured Note”).  Similar to the maturity date of the Unsecured Note, the two short-term extensions described above also extended the maturity date of the Secured Note to October 31, 2022.

On October 28, 2022, we executed Amendment No. 4 to the amended and restated financing agreement with AC Midwest dated November 1, 2016 (“Amended and Restated Financing Agreement”) pursuant to which the maturity date of the Secured Note was extended to August 25, 2025 and the interest rate on the remaining principal balance was reduced from 15.0% to 9.0% per annum.

On October 28, 2022, the Company and AC Midwest also entered into a repurchase option agreement (“Repurchase Option Agreement”) pursuant to which we shall have the option to repurchase a portion of the Common Shares owned by AC Midwest at a purchase price of $0.50 per share until the earlier of (i) the date AC Midwest’s beneficial ownership reaches 5.0% of the Company’s issued and outstanding common stock, or (ii) August 25, 2025.

AC Midwest beneficially owns, or controls or directs, directly or indirectly, 10% or more of the outstanding shares of our common stock.

Kaye Cooper Kay & Rosenberg, LLP provides certain legal services to the Company and was paid $191,752 for the six months ended June 30, 2023 and $481,250 for the year ended December 31, 2022 for legal services rendered and disbursements incurred. David M. Kaye, a Director of the Company, is a partner of the law firm.

On June 13, 2022, the Company entered into a promissory note in the amount of $250,000 with the Company’s Chairman of the Board of Directors. The note bore interest at 6% and was due on the earlier of 90 days or the Company having cash of $1,200,000.  On October 11, 2022, such loan together with all accrued interest was repaid in full by the Company.

On January 31, 2023, we entered into a License and Supply Agreement with Dakin Holdings Ltd., a company incorporated in Barbados (“Dakin”), effective as of January 1, 2023 (the “Dakin Agreement”), pursuant to which Dakin has granted to the Company (i) a limited license to manufacture and produce for Dakin products (the “Dakin Products”) comprising certain intellectual property owned by Dakin as described below (the “Dakin IP”), and (ii) an exclusive license to commercialize the Dakin IP in the United States.  Dakin is a company owned and controlled by Richard MacPherson, the Company’s Chief Executive Officer and President.  The Dakin Agreement is for a term of ten years unless terminated earlier under certain circumstances as set forth therein.  Under the Dakin Agreement, Dakin shall purchase from the Company 100% of Dakin’s requirements for the Dakin Products containing the Dakin IP for all sales of the Dakin Products outside of the United States, subject to the availability of the products from the Company, at a pricing formula set forth in the Dakin Agreement.  The Company shall pay Dakin a license fee of $12,500 per month for a three-year period commencing as of the effective date, and pay Dakin a royalty on all sales of the Dakin Products made by the Company in the United States.  The Company has also agreed to provide Dakin with technical support as requested by Dakin at such technical support rates set forth in the Dakin Agreement subject to adjustment. The Dakin IP consists of a proprietary compound of materials engineered to treat a boiler to improve the combustion process and thereby reduce overall emissions, while improving boiler efficiency during the combustion of all types of fuels at power plants.

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STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholders may submit proper proposals for inclusion in our proxy statement and for consideration at our 2024 annual meeting of stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. To be considered for inclusion in our proxy materials for the 2024 annual meeting of stockholders, stockholder proposals must: (i) be received by the Secretary of the Company no later than the close of business on July 6, 2024 (which is the 120th day prior to the first anniversary of the date that we released this Proxy Statement to our stockholders for this Annual Meeting); and (ii) otherwise comply with the requirements of Delaware law, Rule 14a-8 of the Exchange Act and our bylaws.  If we change the date of the 2024 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2024 annual meeting of stockholders.

Stockholders who wish to (a) nominate persons for election to the Board at the 2024 annual meeting of stockholders or (b) present a proposal at the 2024 annual meeting of stockholders, but who do not intend for such proposal to be included in our proxy materials for such meeting, must deliver written notice of the nomination or proposal to Midwest Energy Emissions Corp., 1810 Jester Drive, Corsicana, Texas 75109, Attention: Secretary, no earlier than July 6, 2024 and no later than September 19, 2024.  However, if the 2024 annual meeting of stockholders is advanced by more than 30 days or delayed (other than as a result of an adjournment) by more than 30 days from the anniversary of this year’s Annual Meeting, nominations and proposals must be received no later than the close of business on the later of (a) the 60th day prior to the 2024 annual meeting of stockholders and (b) the 10th day following the day we first publicly announce the date of the 2024 annual meeting.  The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in the bylaws.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and owners of more than ten percent of the Company’s Common Shares (“10% stockholders”), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company’s knowledge, based on review of the copies of such reports furnished to the Company, and with respect to the officers and directors, representations that no other reports were required, during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders may communicate with Board members by addressing a letter to the Secretary of the Company at Midwest Energy Emissions Corp., 1810 Jester Drive, Corsicana, Texas 75109.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at Midwest Energy Emissions Corp., 1810 Jester Drive, Corsicana, Texas 75109, Tel: 614-505-6115.  If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address or telephone number.

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OTHER MATTERS

This Proxy Statement and the Annual Report are available at our corporate website at http://www.me2cenvironmental.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing.  In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by mail, by signing and returning the enclosed proxy card, by using the Internet, or by telephone, so your shares will be represented at the Annual Meeting.

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than that shown in this document.  Should any other matters be properly presented for action at the Annual Meeting, the enclosed proxy confers upon the proxy holders named therein the authority to vote on such matters in accordance with their judgment.

Corsicana, Texas November 3, 2023	BY ORDER OF THE BOARD OF DIRECTORS CHRISTOPHER GREENBERG Chairman of the Board

29

Appendix A

September 14, 2023

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC  20549

Commissioners:

We have read the statements made by Midwest Energy Emissions Corp. under Item 4.01 of its Form 8-K dated September 11, 2023.  We agree with the statements concerning our Firm in such Form 8-K; we are not in a position to agree or disagree with other statements of Midwest Energy Emissions Corp. contained therein.

Very truly yours,

/s/ Marcum LLP

Marcum LLP

A-1

Appendix B

MIDWEST ENERGY EMISSIONS CORP.

EQUITY INCENTIVE PLAN, AS AMENDED

1. Purpose. The purpose of the Midwest Energy Emissions Corp. 2014 Equity Incentive Plan is to provide officers, other employees and directors of, and consultants to, Midwest Energy Emissions Corp. or any of its Subsidiaries an incentive (a) to enter into and remain in the service of the Company or its Subsidiaries, (b) to enhance the long-term performance of the Company and its Subsidiaries, and (c) to acquire a proprietary interest in the success of the Company and its Subsidiaries.

2. Definitions.

2.1 Definitions in the Plan. Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Unit Award, Performance Share Award, Performance Unit Award or Stock Award granted under the Plan.

“Award Agreement” means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

“Board” means the Board of Directors of the Company.

“Cause” means termination of Participant’s employment for “cause” as defined in any employment or severance agreement the Participant may have with the Company or a Subsidiary or, if no such agreement exists, unless otherwise provided in a particular Award Agreement, “cause” means (a) conviction or pleading guilty or no contest to any crime (whether or not involving the Company or any of its Subsidiaries) constituting a felony or involving fraud, dishonesty or moral turpitude in the jurisdiction involved; (b) engaging in any act which, in each case, subjects, or if generally known would subject, the Company or any of its Subsidiaries to public ridicule or embarrassment; (c) material violation of the Company’s or any of its Subsidiaries’ policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (d) serious neglect or misconduct in the performance of the Participant’s duties for the Company or any of its Subsidiaries or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination will be final, binding and conclusive.

“Change in Control” means: (A) the acquisition by any person or group (as that term is defined in Section 13 of the Securities Exchange Act of 1934, as amended) of more than 50% of the outstanding Common Stock, (B) a consolidation or merger of the Company with another entity, unless immediately after the transaction, at least 50% in voting power of the outstanding shares or other equity interests in the surviving entity or its ultimate parent entity are owned by persons who, immediately before the transaction were shareholders of the Company, or (C) the consummation of the sale or disposition by the Company or all or substantially all of the Company’s assets. Notwithstanding the foregoing, no event or condition will constitute a Change in Control to the extent (but only to the extent) that, if it were a Change of Control, a 20% tax would be imposed under Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the Company’s common stock, par value $.001 per share.

“Committee” means the Compensation Committee of the Board, or another committee of the Board appointed by the Board to administer the Plan.

“Company” means Midwest Energy Emissions Corp., a Delaware corporation.

“Date of Grant” means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

“Disability” means termination of Participant’s employment for “disability” as defined in any employment or severance agreement the Participant may have with the Company or a Subsidiary or, if no such agreement exists, unless otherwise provided in a particular Award Agreement, a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, except that no circumstance or condition will constitute a Disability to the extent (but only to the extent) that, if it were, a 20% tax would be imposed under Section 409A of the Code.

“Eligible Person” means any person who is an officer, employee of or consultant to the Company or any Subsidiary (including any key employee of an entity that develops products that are intended to be published or distributed by the Company or a Subsidiary) or any person to whom an offer of employment with the Company or any Subsidiary is extended, as determined by the Committee, or any person who is a Non-Employee Director.

B-1

Appendix B

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock as of a given date shall be, if the Common Stock is listed on any established stock exchange or traded on any established market, the closing price of the Common Stock on the trading day immediately prior to the applicable date or, if there is no closing price on the trading day immediately prior to the applicable date, the closing price on the last preceding date for which such quotation exists. In any situation not covered by the above, the Fair Market Value of a share of Common Stock on any day will be determined in good faith by the Committee and in a manner that complies with Sections 409A and 422 of the Code.

“Good Reason” means termination of Participant’s employment for “good reason” as defined in any employment or severance agreement the Participant may have with the Company or a Subsidiary or, if no such agreement exists, unless otherwise provided in a particular Award Agreement, “good reason” means (A) a material reduction of the Participant’s authority or responsibilities, (B) the assignment to the Participant of duties materially inconsistent with the Participant’s position with the Company or a Subsidiary; (C) a reduction in Participant’s annual salary or an alteration of the formula by which the Participant’s annual bonus is calculated that is likely to lead to a reduction in the Participant’s annual compensation; or (D) the relocation of the Participant’s office by more than 100 miles, except, in each case, to the extent consented to by the Participant in writing.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means any member of the Board who is not an employee of the Company.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

“Performance Share Award” means a contractual right granted to an Eligible Person under Section 10 hereof representing unit interests equal in value to a share of Common Stock that is forfeitable until the achievement of pre-established performance objectives over a performance period.

“Performance Unit Award” means a contractual right granted to an Eligible Person under Section 10 hereof representing unit interests equal to a pre-determined dollar amount that is forfeitable until the achievement of pre-established performance objectives over a performance period.

“Plan” means the Midwest Energy Emissions Corp. 2014 Equity Incentive Plan as set forth herein, as amended from time to time.

“Restricted Stock Unit Award” means a contractual right granted to an Eligible Person under Section 8 hereof representing unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

“Retirement” means termination of Participant’s employment by reason of “retirement” as defined in any employment or severance agreement the Participant may have with the Company or a Subsidiary or, if no such agreement exists, unless otherwise provided in a particular Award Agreement, “retirement” means a termination of the Participant’s Service after the Participant reaches the age of 65.

“Service” means a Participant’s employment or service with the Company or any Subsidiary or a Participant’s service as a Non-Employee Director with the Company, as applicable.

“Stock Award” means a grant of shares of Common Stock, or securities that are convertible into Common Stock, or other equity-based Award, to an Eligible Person under Section 11 hereof.

“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

B-2

Appendix B

“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time as of which a determination is being made, each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

“TSXV” means the TSX Venture Exchange.

2.2 Definitions Incorporated by Reference. For the purposes of the Plan, the terms “employee”, “consultant”, “consultant company”, “management company employee”, “investor relations activities”, “insiders” and “investor relations service providers” shall have the respective meanings ascribed thereto in the policies of the TSXV.

3. Administration.

3.1 Committee Members. The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. It is intended that each Committee member shall satisfy the requirements for (i) a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act, to the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, and (ii) an “outside director” under Section 162(m) of the Code, unless the action taken pursuant to the Plan is not required to be taken by “outside directors” to qualify for tax deductibility under Section 162(m) of the Code, and (iii) if required by the rules of any securities exchange or market on which the Common Stock is listed, an “independent director” under those rules. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award. In the absence of a Committee, the Board will administer the Plan and all references to the “Committee” will be deemed to refer to the “Board”.

3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance goals and other conditions affecting an Award, the duration of the Award, and all other terms of the Award. The Committee shall also have discretionary authority to interpret the Plan, to make factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3 Delegation of Authority. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

3.4 Grants to Non-Employee Directors. Any Awards or formula for granting Awards under the Plan made to Non-Employee Directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

B-3

Appendix B

4. Shares Subject to the Plan.

4.1 Subject Shares. Prior to July 3, 2023, an aggregate of 218,638 shares of Common Stock have been issued under the Plan. Subject to adjustment pursuant to Section 4.4 hereof, the maximum aggregate number of shares of Common Stock that may be issued under the Plan after July 3, 2023 shall be four million seven hundred seventy-five thousand (4,775,000) shares. Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury.

To the extent that any Award involving the issuance of shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the Award, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. In addition, awards that are settled in cash and not in shares of Common Stock shall not be counted against the maximum share limitations.

4.2 [intentionally deleted]

4.3 Limitations on Awards. Except where permitted by the policies of the TSXV (including, without limitation, upon obtaining any disinterested stockholder approval required therefor) and so long as the shares of Common Stock are listed on the TSXV:

(a) the aggregate number of shares of Common Stock issuable to any one Participant (and any companies wholly owned by such Participant), pursuant to awards granted or issued in any twelve (12) month period under this Plan and all of the Company’s other security-based compensation arrangements, shall not exceed five percent (5%) of the number of issued and outstanding shares of Common Stock at the date the award is granted;

(b) the aggregate number of shares of Common Stock issuable to any one consultant, pursuant to awards granted or issued in any twelve (12) month period under this Plan and all of the Company’s other security-based compensation arrangements, shall not exceed two percent (2%) of the number of issued and outstanding shares of Common Stock at the time the award is granted to the said consultant under this Plan;

(c) the aggregate number of shares of Common Stock issuable to all investor relations service providers, pursuant to awards granted or issued in any twelve (12) month period under this Plan and all of the Company’s other security-based compensation arrangements, shall not exceed two percent (2%) of the number of issued and outstanding shares of Common Stock at the time of any grant of an award under this Plan to an investor relations service provider;

(d) the aggregate number of shares of Common Stock issuable to insiders of the Company (as a group), pursuant to awards granted or issued under this Plan and all of the Company’s other security-based compensation arrangements, shall not exceed ten percent (10%) of the number of issued and outstanding shares of Common Stock at any time, except that the foregoing limit will not apply to awards outstanding as at July 3, 2023 to the extent such limit would be exceeded at July 3, 2023; and

(e) the aggregate number of shares of Common Stock issuable to all insiders of the Company (as a group), pursuant to awards granted or issued in any twelve (12) month period under this Plan and all of the Company’s other security-based compensation arrangements, shall not exceed ten percent (10%) of the number of issued and outstanding shares of Common Stock at the time of any grant of an award under this Plan to an insider.

4.4 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 4.1 hereof, (ii) the number and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, the exercise or base price for each share or unit or other right subject to then outstanding Awards, and any other terms of an Award that are affected by the event. Notwithstanding the foregoing, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 409A of the Code and, in the case of Incentive Stock Options, Section 424 of the Code.

5. Participation and Awards.

5.1 Designations of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

B-4

Appendix B

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment. To the extent deemed necessary by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.

6. Stock Options.

6.1 Grant of Stock Options. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. Investor relations service providers may not receive any awards other than Stock Options.

6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than of the Fair Market Value of the shares of Common Stock on the Date of Grant, provided, however, that the exercise price per share of an Incentive Stock Option granted to a 10% stockholder will not be less than 110% of the Fair Market Value of the shares of Common Stock on the Date of Grant.

(a) Vesting of Stock Options. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. In accordance with TSXV policies, and subject to TSXV approval to the contrary, and provided that the shares of Common Stock are then listed on the TSXV, Stock Options granted to investor relations service providers must vest (and not otherwise be exercisable) in stages over a minimum of twelve (12) months, such that:

(i) no more than ¼ of the Stock Options vest no sooner than three (3) months after the Stock Options were granted;

(ii) no more than another ¼ of the Stock Options vest no sooner than six (6) months after the Stock Options were granted;

(iii) no more than another ¼ of the Stock Options vest no sooner than nine (9) months after the Stock Options were granted; and

(iv) the remainder of the Stock Options vest no sooner than twelve (12) months after the Stock Options were granted.

6.3 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. Except as provided in this Section 6 or as otherwise may be provided by the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Subsidiaries.

6.4 Termination of Service. Subject to Section 6.6 hereof with respect to Incentive Stock Options, and except as may otherwise be provided in an Award Agreement, the Stock Option of any Participant whose Service with the Company or one of its Subsidiaries is terminated for any reason shall terminate on the earlier of (A) the date that the Stock Option expires in accordance with its terms or (B) the expiration of the applicable time period following termination of Service, in accordance with the following: (1) 12 months if Service ceased due to death or Disability, (2) 12 months if Service ceased due to Retirement, or (3) 90 days if Service ceased as a result of a termination by the Company without Cause or if Service ceased for any other reason; provided that, in the event of a termination for Cause such Participant’s right to any further payments, vesting or exercisability with respect to any Award shall be forfeited in its entirety in accordance with Section 14. The Committee shall have authority to determine in each case whether an authorized leave of absence shall be deemed a termination of Service for purposes hereof, as well as the effect of a leave of absence on the vesting and exercisability of a Stock Option. Unless otherwise provided by the Committee, if an entity ceases to be a Subsidiary of, or to provide services to, the Company or otherwise ceases to be qualified under the Plan or if all or substantially all of the assets of a Subsidiary of the Company or an entity that provides services to the Company are conveyed (other than by encumbrance), such cessation or action, as the case may be, shall be deemed for purposes hereof to be a termination of the Service of all of the employees of the Subsidiary or other entity (unless at the time of the event they become employees of the Company).

B-5

Appendix B

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable withholding tax. Payment of the exercise price shall be made in the manner set forth in the Award Agreement, which unless otherwise provided by the Committee, may include:

(a) in cash or by cash equivalent acceptable to the Committee;

(b) by payment in shares of Common Stock that have been held by the Participant for at least six months (or such greater or lesser period as the Committee may deem appropriate, for accounting purposes or otherwise) valued at the Fair Market Value of such shares on the date of exercise;

(c) by a net exercise arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares of Common Stock with a Fair Market Value that does not exceed the aggregate exercise price (“Net Exercise”);

(d) to the extent permitted by law, through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price;

(e) by a combination of the methods described above; or

(f) by such other method as may be approved by the Committee and set forth in the Award agreement,

provided that the Net Exercise alternative for payment may only be permitted in accordance with the procedures contemplated by the policies of the TSXV so long as the shares of Common Stock are listed on the TSXV.

6.6 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation §1.421-7(h) with respect to the Company or any Subsidiary that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code. In the event that an award is granted or issued to employees, consultants or management company employees, the Company and the Participant are responsible for ensuring and confirming that the optionee is a bona fide employee, consultant or management company employee, as the case may be, of the Company.

(b) Annual Limits. Any portion of an Incentive Stock Option granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which incentive stock options under Section 422 of the Code held by the Participant are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code, shall become a Nonqualified Stock Option. This limitation shall be applied by taking stock options into account in the order in which granted.

(c) Termination of Employment. An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than 3 months following termination of employment of the Participant with the Company and all subsidiary corporations, or not later than one year following a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(d) Other Terms and Conditions; Nontransferability. Any Stock Option that is not specifically designated as an Incentive Stock Option will under no circumstances be considered an Incentive Stock Option. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Stock Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

B-6

Appendix B

7. Stock Appreciation Rights.

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be exercisable or payable at such time or times and upon such conditions as may be approved by the Committee, provided that the Committee may accelerate the exercisability or payment of a Stock Appreciation Right at any time.

7.2 Freestanding Stock Appreciation Rights. A Stock Appreciation Right may be granted without any related Stock Option and may be subject to such vesting and exercisability requirements as are specified by the Committee and described in an Award Agreement. Such vesting and exercisability requirements may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee, provided that the maximum term of a Stock Appreciation Right shall be ten years from the Date of Grant. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock on the Date of Grant.

7.3 Tandem Stock Option/Stock Appreciation Rights. A Stock Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to such Stock Option/Stock Appreciation Right, to exercise either the Stock Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the right so exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per share equal to the per share exercise price of the Stock Option, will become vested and exercisable at the same time or times that the related Stock Option becomes vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

7.4 Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Subject to the requirements of Section 409A of the Code, payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

8. [intentionally deleted]

9. Restricted Stock Unit Awards.

9.1 Grant of Restricted Stock Unit Awards. A Restricted Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each Restricted Stock Unit will be equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Restricted Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Restricted Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

9.2 Vesting Requirements. On the Date of Grant, the Committee shall in its discretion determine any vesting requirements with respect to a Restricted Stock Unit Award, which shall be set forth in the Award Agreement, provided that no Restricted Stock Unit Award may vest before the date that is one year following the date of grant or issue. Such vesting requirements may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. Notwithstanding the foregoing, the Committee may accelerate the vesting of a Restricted Stock Unit Award for a Participant who dies or who ceases to be an eligible Participant in connection with a Change of Control or similar transaction.

9.3 Payment of Restricted Stock Unit Awards. A Restricted Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof. Any cash payment of a Restricted Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee.

B-7

Appendix B

9.4 No Rights as Shareholder. The Participant shall not have any rights as a shareholder with respect to the shares subject to a Restricted Stock Unit Award until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10. Performance Awards

10.1 Grant of Performance Awards. Performance Share and Performance Unit Awards (collectively, “Performance Awards”) may be granted to any Eligible Person selected by the Committee. Performance Awards shall be subject to such restrictions and conditions as the Committee shall determine. Unless otherwise determined by the Committee at grant, a Performance Share Award shall not be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award.

10.2 Vesting Requirements. On the Date of Grant, the Committee shall in its discretion determine any vesting requirements with respect to a Performance Award, which shall be set forth in the Award Agreement, provided that the Committee provided that no Performance Award may vest before the date that is one year following the date of grant or issue. Notwithstanding the foregoing, the Committee may accelerate the vesting of a Performance Award for a Participant who dies or who ceases to be an eligible Participant in connection with a Change of Control or similar transaction. Vesting requirements may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods), as well as on the attainment of specified performance goals established by the Committee in its discretion. The Committee may provide that if performance relative to the performance goals exceeds targeted levels, then the number of Performance Awards earned shall be a multiple (e.g., 150%) of those that would be earned for target performance.

10.3 Payment of Performance Awards. A Performance Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Performance Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof.

10.4 No Rights as Shareholder. The Participant shall not have any rights as a shareholder with respect to the shares subject to a Performance Share Award until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

11. [intentionally deleted].

12. Formula Awards to Directors.

12.1 General. Non-Employee Directors will be entitled to receive all types of Awards (except Incentive Stock Options) under the Plan, including Awards not covered under this Section 12. All grants of Awards to Non-Employee Directors pursuant to this Section 12 will be automatic and nondiscretionary.

12.2 No Discretion. The Committee shall have no authority, discretion or power to select the Non-Employee Directors who will receive any Award under this Section 12, determine the number of shares of Common Stock to be covered by any such Awards or the time at which such Awards are to be granted, establish the duration of the Awards or alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan pursuant to the provisions of the Plan.

12.3 Grant of Stock Options. Each Non-Employee Director shall be automatically granted a Nonqualified Stock Option to purchase 25,000 shares of Common Stock (subject to adjustment pursuant to Section 4.4 hereof), on May 1 of each year following the Effective Date, if as of such Date of Grant, such Non-Employee Director will have served on the Board for at least the preceding three (3) months, which Stock Option shall become exercisable one year from the applicable Date of Grant. Stock Options shall expire, to the extent not exercised, five years after the date on which they were granted.

12.4 Price of Stock Options. The exercise price per share of Common Stock for any Stock Option granted pursuant to this Section 12 shall be the greater of (a) 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Stock Option and (b) the minimum price permitted by the rules and policies of any stock exchange on which the shares of Common Stock are then listed.

12.5 Other Terms. Except for the limitations set forth in this Section 12 and elsewhere in the Plan, the terms and provisions of the Stock Options granted pursuant to this Section 12 shall be as determined from time to time by the Committee, and Stock Options issued pursuant to this Section 12 may contain terms and provisions different from other Stock Options granted to the same or other Stock Option recipients. Stock Options shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine, subject to the provisions of this Section 12 and the Plan.

B-8

Appendix B

13. Change in Control.

13.1 Effect of Change in Control. The Committee may, in its discretion determine, and provide in the applicable Award Agreement, that vesting or other terms of an Award will be accelerated or otherwise affected by a Change in Control, either alone or together with a termination of employment without Cause or by the Participant for Good Reason or by the Company without Cause, or otherwise.

14. Forfeiture Events.

14.1 General. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Subsidiaries.

14.2 Termination for Cause. If a Participant’s employment with the Company or any Subsidiary shall be terminated for Cause, such Participant’s right to any further payments, vesting or exercisability with respect to any Award shall terminate in its entirety.

15. General Provisions.

15.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

15.2 No Assignment or Transfer; Beneficiaries. Unless otherwise expressly provided in (or pursuant to) this Plan and permitted by applicable law and the rules and policies of any stock exchange on which the shares of Common Stock are then listed (including the TSXV), awards under the Plan are non-assignable and non-transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may to the extent permitted by the Award Agreement be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

15.3 Deferrals of Payment. The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

15.4 Rights as Shareholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.4 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

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Appendix B

15.5 Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person any right to continue in the Service of the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Participant’s employment or other service relationship for any reason at any time.

15.6 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges or markets upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions in order to ensure compliance with the Securities Act of 1933, as amended, the requirements of any exchange or market upon which such shares of the same class are then listed, and any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

15.7 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include procedures to permit or require a Participant to satisfy such obligation in whole or in part (but only up to the statutory minimum) by having the Company withhold shares of Common Stock from the shares to which the Participant is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Notwithstanding the foregoing, the Company, in its sole discretion, may withhold all such required taxes from any amount otherwise payable to a Participant. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, a Participant’s satisfaction of any tax-withholding requirements will be a condition precedent to the Company’s obligation to issue Common Stock or make payments to that Participant as may otherwise be provided and to the termination of any restrictions on transfer related to the circumstance or event that results in the tax-withholding requirement.

15.8 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

15.9 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.10 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, each Participant, and each Participant’s executor, administrator and permitted transferees and beneficiaries.

15.11 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

15.12 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of jurisdictions outside the United States of America with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

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Appendix B

15.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

15.14 No Fiduciary Relationship. Nothing in the Plan and no action taken pursuant to the Plan, will create a fiduciary relationship between the Company, its Directors or officers or the Committee, on the one hand, and the Participant or any other person or entity, on the other.

15.15 Compliance with Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement.

15.16 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

15.17 Employment and Other Agreements. Any provision in a written employment, severance or other agreement providing accelerated vesting or other protective provisions applicable to types of Awards granted under the Plan will apply to Awards under the Plan unless the Award Agreement relating to a particular Award provides otherwise.

15.18 Notices. All notices under the Plan must be in writing or delivered electronically, if to the Company, at its principal office, addressed to the attention of the Chief Executive Officer; and if to the Participant, at the address appearing in the Company’s records.

15.19 Captions. The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

16. Effective Date; Amendment and Termination.

16.1 Effective Date. The Plan shall become effective following its adoption by the Board (the “Effective Date”), subject to its approval by the Company’s shareholders within twelve (12) months after such adoption by the Board to the extent then required under Section 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board.

16.2 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan and any Award granted under the Plan. The Board may seek the approval of any amendment or modification by the Company’s shareholders to the extent it deems necessary or advisable in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the applicable exchange or securities market or for any other purpose. Except as provided elsewhere herein, no amendment or modification of the Plan or any Award shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award. Notwithstanding the foregoing or any other provision of this Plan, disinterested stockholder approval must be obtained for any reduction in the exercise price of a Stock Option, or the extension of the term of a Stock Option, if the Participant is an insider of the Company at the time of the proposed amendment.

16.3 Termination. The Plan shall terminate at the close of business on the day before the 10th anniversary of the Effective Date. The Board may, in its discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

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Appendix C

MIDWEST ENERGY EMISSIONS CORP.

AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN

1. PURPOSE OF PLAN; GENERAL

1.1 The purpose of this 2017 Equity Incentive Plan (this “Plan”) of Midwest Energy Emissions Corp., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

1.2 For the purposes of the Plan, the terms “employee”, “consultant”, “consultant company”, “management company employee”, “investor relations activities”, “insiders” and “investor relations service providers” shall have the respective meanings ascribed thereto in the policies of the TSX Venture Exchange (“TSXV”).

2. ELIGIBILITY

2.1 The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) a consultant to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

2.2 In the event that an award is granted or issued to employees, consultants or management company employees, the Corporation and the participant are responsible for ensuring and confirming that the optionee is a bona fide employee, consultant or management company employee, as the case may be, of the Corporation.

3. PLAN ADMINISTRATION

3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to determine Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors or otherwise comply with such other conditions of the Rule to satisfy such exemption provisions (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors or approved by the Board as a whole.

3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

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(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten (10) year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value or other consideration; and

(k) determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

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3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit. Prior to July 3, 2023, an aggregate of 1,502,427 shares of Common Stock have been issued under the Plan. The maximum number of shares of Common Stock that may be issued under the Plan after July 3, 2023 shall be 14,078,459 (the “Share Limit”). To the extent any award (or portion thereof) outstanding under the Corporation’s 2014 Equity Incentive Plan expire, terminate or are cancelled, surrendered or forfeited for any reason on or after July 3, 2023, the shares of Common Stock subject to such award (or portion thereof) shall be added to and increase the Share Limit, to a maximum of 4,775,000 additional shares of Common Stock. The foregoing Share Limit is subject to adjustment as contemplated by Section 4.4, Section 7.1, and Section 8.10.

4.3 Limitations on Awards. Except where permitted by the policies of the TSXV (including, without limitation, upon obtaining any disinterested stockholder approval required therefor) and so long as the shares of Common Stock are listed on the TSXV:

4.3.1 the aggregate number of shares of Common Stock issuable to any one participant (and any companies wholly owned by such participant), pursuant to awards granted or issued in any twelve (12) month period under this Plan and all of the Corporation’s other security-based compensation arrangements, shall not exceed five percent (5%) of the number of issued and outstanding shares of Common Stock at the date the award is granted;

4.3.2 the aggregate number of shares of Common Stock issuable to any one consultant, pursuant to awards granted or issued in any twelve (12) month period under this Plan and all of the Corporation’s other security-based compensation arrangements, shall not exceed two percent (2%) of the number of issued and outstanding shares of Common Stock at the time the award is granted to the said consultant under this Plan;

4.3.3 the aggregate number of shares of Common Stock issuable to all investor relations service providers, pursuant to awards granted or issued in any twelve (12) month period under this Plan and all of the Corporation’s other security-based compensation arrangements, shall not exceed two percent (2%) of the number of issued and outstanding shares of Common Stock at the time of any grant of an award under this Plan to an investor relations service provider;

4.3.4 the aggregate number of shares of Common Stock issuable to insiders of the Corporation (as a group), pursuant to awards granted or issued under this Plan and all of the Corporation’s other security-based compensation arrangements, shall not exceed ten percent (10%) of the number of issued and outstanding shares of Common Stock at any time, except that the foregoing limit will not apply to awards outstanding as at July 3, 2023 to the extent such limit would be exceeded at July 3, 2023; and

4.3.5 the aggregate number of shares of Common Stock issuable to all insiders of the Corporation (as a group), pursuant to awards granted or issued in any twelve (12) month period under this Plan and all of the Corporation’s other security-based compensation arrangements, shall not exceed ten percent (10%) of the number of issued and outstanding shares of Common Stock at the time of any grant of an award under this Plan to an insider.

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4.4 Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.4. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.5 Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5. AWARDS

5.1 Type and Form of Awards. Subject to the provisions of this Plan, the Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than the greater of (a) 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option and (b) the minimum price permitted by the rules and policies of any stock exchange on which the shares of Common Stock are then listed. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5. Investor relations service providers may not receive any awards other than options.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4 [intentionally deleted]

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5.1.5 Restricted Share Units.

(a) Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b) Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c) Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a stockholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a RSU is granted, and the Corporation will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6 Cash Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below). Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.2 Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.5 through 5.1.6 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

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5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including, but not limited to, the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one (1) year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than three (3) months nor more than ten (10) years.

5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth (5th) year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

5.2.7 Compensation Limitations. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 20% of the shares of Common Stock issuable under the Plan. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 1,000,000 shares of Common Stock. The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Section 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3 Award Agreements. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws and the rules and policies of any stock exchange (including the TSXV) on which the shares of Common Stock are then listed, including, without limitation, one or a combination of the following methods:

a) cash, check payable to the order of the Corporation, or electronic funds transfer;

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b) notice and third party payment in such manner as may be authorized by the Administrator;

c) the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

d) by a reduction in the number of shares otherwise deliverable pursuant to the award (“Net Exercise”); or

e) subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards (“Cashless Exercise”), provided that Net Exercise and Cashless Exercise alternatives for payment may only be permitted in accordance with the procedures contemplated by the policies of the TSXV so long as the shares of Common Stock are listed on the TSXV.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six (6) months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value. For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the principal stock market or exchange on which the Common Stock is then traded for the date in question, provided that so long as the shares of Common Stock are listed on the TSXV, the Fair Market Value shall not be lower than such closing price for the date in question as furnished by the TSXV. If the Common Stock is no longer traded on any stock exchange or market as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7 Transfer Restrictions. Unless otherwise expressly provided in (or pursuant to) this Plan and permitted by applicable law and the rules and policies of any stock exchange on which the shares of Common Stock are then listed (including the TSXV), (a) all awards are non-assignable and non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.8 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9 Vesting.

5.9.1 Subject to Sections 5.1.2 and 5.9.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-fourth of the total number of shares subject to the award on each of the first, second, third and fourth anniversaries of the date of grant.

5.9.2 No award granted under this Plan, other than options, may vest before the date that is one year following the date of grant or issue. In accordance with TSXV policies, and subject to TSXV approval to the contrary, and provided that the shares of Common Stock are then listed on the TSXV, options granted to investor relations service providers must vest (and not otherwise be exercisable) in stages over a minimum of twelve (12) months, such that:

(a) no more than ¼ of the options vest no sooner than three (3) months after the options were granted;

(b) no more than another ¼ of the options vest no sooner than six (6) months after the options were granted;

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(c) no more than another ¼ of the options vest no sooner than nine (9) months after the options were granted; and

(d) the remainder of the options vest no sooner than twelve (12) months after the options were granted.

6. EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1 The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2 Subject to Section 6.4, for awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three (3) months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one (1) year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), twelve (12) months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “cause” shall mean:

(i) conviction of a felony or a crime involving fraud or moral turpitude; or

(ii) theft, material act of dishonesty or fraud, intentional falsification of any employment or Corporation records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii) intentional or reckless conduct or gross negligence materially harmful to the Corporation or the successor to the Corporation after a Change in Control, including violation of a non-competition or confidentiality agreement; or

(iv) willful failure to follow lawful instructions of the person or body to which participant reports; or

(v) gross negligence or willful misconduct in the performance of participant’s assigned duties.

Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3 For awards of RSUs, unless the award agreement provides otherwise, RSUs that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited to the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of RSUs.

6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three (3) months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

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6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

6.4 Expiry. Notwithstanding the foregoing, any award granted or issued to a participant who is a director, officer, employee, consultant or management company employee must expire no later than twelve (12) months following the date the participant ceases to be an Eligible Person under this Plan.

7. ADJUSTMENTS; ACCELERATION

7.1 Adjustments. Upon or in contemplation of any of the following events described in this Section 7.1: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation or other reorganization; any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2 Change in Control. Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii) the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii) the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

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Appendix C

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 7.2, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Corporation or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportion as their ownership of stock of the Corporation.

7.3 Early Termination of Awards. Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten (10) days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4 Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than thirty (30) days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code, the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8. OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements), and rules and policies of any stock exchange upon which the Common Stock are listed (including the TSXV), and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

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8.2 Future Awards/Other Rights. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will or shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination. This Plan was approved by the Board and became effective on February 9, 2017. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on February 9, 2027. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Authorization. Subject to obtaining the necessary regulatory approvals or stockholder approval as required pursuant to the rules and policies of the TSXV, as in effect from time to time, so long as the shares of Common Stock are listed on the TSXV, the Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

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Appendix C

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards.

(a) No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

(b) Notwithstanding any other provision of this Plan, disinterested stockholder approval must be obtained for any reduction in the exercise price of a stock option, or the extension of the term of a stock option, if the participant is an insider of the Corporation at the time of the proposed amendment.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b) Section 162(m). Awards under Sections 5.1.5 through 5.1.6 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c) Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Corporation nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Corporation nor the Administrator will have any liability to any participant for such tax or penalty.

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Appendix C

(d) No Guarantee of Favorable Tax Treatment. Although the Corporation intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Corporation does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Corporation shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing. Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the Fair Market Value per share of Common Stock.

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MIDWEST ENERGY EMISSIONS CORP. C/O TRANSFER ONLINE, INC. 512 SE SALMON ST PORTLAND, OR 97214	SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/4/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/4/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALIDONLY WHEN SIGNED AND DATED.

			For All		Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
			☐		☐	☐
1.	Election of Directors

Nominees

01	Richard MacPherson	02	Christopher Greenberg	03	David M. Kaye		04	Troy Grant

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
									For	Against	Abstain
2	Ratification of Rosenberg Rich Baker Berman, P.A.								☐	☐	☐

3	Approval of advisory vote on executive compensation.								☐	☐	☐

4	Approval of Amended and Restated 2014 Equity Incentive Plan and Amended and Restated 2017 Equity Incentive Plan.								☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title, position or representative capacity. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com

MIDWEST ENERGY EMISSIONS CORP.

Annual Meeting of Stockholders

December 5, 2023 10:00 AM Eastern Time

This proxy is solicited by the Board of Directors of the Company

The undersigned hereby appoints Richard MacPherson and Christopher Greenberg, or any of them, as attorneys and proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MIDWEST ENERGY EMISSIONS CORP. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on December 5, 2023, exclusively online via the internet at www.virtualshareholdermeeting.com/MEEC2023 and any adjournment or postponement thereof.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated November 3, 2023 is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side